Exhibit 4.32

CONDITIONAL WAIVER AND EXTENSION AGREEMENT

(1)	CEMEX, S.A.B. de C.V. (“CEMEX Parent”)

Ave. Ricardo Margáin Zozaya # 325

Col. Valle del Campestre

Garza García, N.L. 66265 México

(2)	CEMEX España, S.A. (“CEMEX España”)

Hernández de Tejada, 1

28027 Madrid

Spain

April 2009

Dear Sirs

Conditional Waiver and Extension Agreement

1.	Introduction

The undersigned banks and financial institutions (the “Lenders”) have entered into this Letter to document certain temporary conditional waivers and agreements for extensions of repayment dates in relation to certain credit facilities and other financial accommodation made available by them to members of the Group (the “Transaction”). In entering into this Letter, and any discussions and negotiations with CEMEX Parent and CEMEX España, each of the Lenders is acting severally, for its own account as principal, and not as agent or representative of any other creditor or institution.

2.	Definitions and interpretation

Capitalised terms used in this Letter have the meanings given to them in paragraph 1 (Definitions) of Annex 2 (Definitions and interpretation) and this Letter shall be construed in accordance with paragraph 2 (Construction) of Annex 2 (Definitions and interpretation).

3.	Conditional Waivers and Extensions

3.1	Each Lender agrees:

(a)	in relation to each Relevant Existing Facility listed in Part A and Part B of Annex 3 (Exposures), to extend the payment date of any principal sums (including, for the avoidance of doubt, any net balance resulting from the close out of derivatives transactions or any collateral agreements related thereto or any notes issued in connection therewith) which fall due for payment under such Relevant Existing Facility during the Relevant Period (except to the extent falling due pursuant to any Illegality Clause) until the end of the Relevant Period (at which time such amounts shall be payable in accordance with sub paragraph 3.3 below);

(b)	in relation to each Relevant Existing Facility listed in Part A and Part B of Annex 3 (Exposures), to temporarily waive, for the Relevant Period:

(i)	any and all Defaults which may arise under (a) any Insolvency Clause or (b) a Material Adverse Change Clause, in each case as a result of or in connection with the events or circumstances described in the Presentations provided that, to the extent that any such Default arises as a result of discussions with creditors, such discussions are Agreed Discussions;

(ii)	any Cross Default;

(iii)	any and all Defaults arising under the Notification Clause in respect of the matters referred to in sub paragraphs (i) and (ii) above and (iv) below;

(iv)	any and all Defaults arising out of, and any consequential misrepresentation under any Related Representation in such Existing Facility in respect of, the matters referred to in sub paragraphs (i) to (iii) above, provided that, for the avoidance of doubt, no waiver shall be granted under this sub paragraph (b) by any Lender which is not a member of the G12 other than in relation to the facilities made available by it pursuant to the RMC Facilities Agreement and, if such Lender is a Euro/Yen Lender, the Euro/Yen Facilities Agreement; and

(c)	where necessary, to amend documents relating to a Relevant Existing Facility to incorporate the waivers and extensions (and any amendments consequent thereto) granted in this Letter.

3.2	The provisions of sub paragraph 3.1 above will have effect on the date on which all of the conditions set out in Annex 4 (Conditions Precedent) are satisfied or waived.

3.3	The waivers and extensions granted in sub paragraph 3.1 above are temporary waivers to apply only during the Relevant Period. At the end of the Relevant Period, subject to any express agreement in writing to the contrary, such waivers shall automatically terminate and (A) all rights and remedies which would have been available to the Lenders had such waivers not been granted shall become immediately available and (B) the amount of all Extended Payments shall become immediately due and payable and all other amounts outstanding under each Relevant Existing Facility (together with any accrued interest or other amounts payable in respect thereof) shall be payable on demand of those institutions which would be the Required Lenders under such Relevant Existing Facility in relation to exercising acceleration or other rights following an event of default thereunder provided that if:

(a)	a voluntary case or proceeding under any Relevant Insolvency Law has been commenced by CEMEX Parent or any Obligor or it has made any filing seeking such relief under any Relevant Insolvency Law, even in the absence of any judicial resolution in respect of such filing;

(b)	an involuntary proceeding under any Relevant Insolvency Law is commenced against CEMEX Parent or any Obligor or an order for relief or any other similar order under applicable law is granted and such proceeding or order is not dismissed or stayed within 10 business days, or CEMEX Parent or any Obligor consents to the commencement of such an involuntary proceeding;

(c)	any stay or prohibition or other circumstances exist under any law which would make it unlawful in any relevant jurisdiction for any Lender to make, or otherwise prohibit the making of, demand in respect of the outstanding amounts under the Relevant Existing Facilities to which any of the Lenders is a party; or

(d)	there is a general or specific moratorium, or any similar measure, declared or taken by any governmental authority limiting, restricting or otherwise affecting the ability of CEMEX Parent or any Obligor to perform its obligations under an Existing Facility, then, instead of being payable on demand, as indicated in (B) above, all such outstanding amounts shall become immediately due and payable (and all commitments under such Existing Facilities shall be cancelled) automatically and without the need for any demand or other claim.

3.4	Each of the events set out in Annex 5 (Termination Events) constitutes a Termination Event.

3.5	If a Termination Event specified in paragraphs (a) to (l) of Annex 5 (Termination Events) occurs after the Reference Date then the Relevant Period shall, with effect from notification by any Lender to the Co-ordinators and CEMEX Parent, immediately terminate (such notice to be given simultaneously, with a copy to be sent by the Co-ordinators to the Lenders).

3.6	If a Termination Event specified in paragraph (m) of Annex 5 (Termination Events) occurs, then on the date falling 7 days after the date of the notice (a “Termination Notice”) given by the Terminating Lender as referred to in that paragraph (a “Termination Date”), the agreements given by that Terminating Lender in sub paragraph 3.1 above shall terminate, and that Terminating Lender shall cease to be bound by the terms of this Letter provided that notwithstanding the delivery of such Termination Notice by the Terminating Lender, the other Lenders shall continue to be bound by this Letter in accordance with, and subject to, its terms but provided further that

(a)	following any such Termination Notice being given by a Terminating Lender (an “Initial Terminating Lender”), any other Lender (a “Further Terminating Lender”) may also give a Termination Notice not less than two days prior to the relevant Termination Date applicable to the Initial Terminating Lender; and

(b)	such Further Terminating Lender shall cease to be bound by the terms of this Letter on the relevant Termination Date applicable to that Initial Terminating Lender.

4.	Undertakings and representations of CEMEX Parent and the Obligors

4.1	CEMEX Parent and each of the Obligors undertakes:

(a)	to procure that, no later than the date of this Letter, FTI Consulting Canada ULC. has been appointed as financial adviser to the Lenders;

(b)	to:

(i)	conduct a critical review of its operations in all countries in which it has Subsidiaries, operations and/or assets;

(ii)	identify assets and/or shares in any Subsidiary or other companies in any such countries for disposal with a view to reducing borrowing levels of the Group as soon as reasonably practicable using the sale proceeds from such disposals; and

(iii)	by no later than Friday 24 April 2009 (or such later date as may be agreed by the parties to this Letter acting reasonably), hold a meeting to which all of the Lenders (and as many other Financial Creditors of the Group as CEMEX Parent may reasonably elect) are invited to present and discuss the results of its analysis with respect to the disposals referred to in sub paragraph (ii) above (with copies of such analysis to be circulated to the Co-ordinators for distribution to the Lenders no later than Monday 20 April 2009 (or such later date as may be agreed by the parties to this Letter acting reasonably));

(c)	to examine the possibilities of an increase of share capital of CEMEX Parent or another member of the Group and, if appropriate, to take reasonable steps to prepare for such an increase of share capital at a future date;

(d)	to agree with the Lenders, within 3 weeks of the date of this Letter, a set of mutually acceptable milestones and dates for achievement of such milestones;

(e)	to explore the availability of financial support, direct and indirect, from the Mexican government; and

(f)	to notify the Co-ordinators (with a copy of such notice to be sent by the Co-ordinators to the Lenders) of any Termination Event promptly on becoming aware of its occurrence (unless that Obligor is aware that a notification has already been given by another Obligor) provided that the giving of such a notification shall not itself cause the Relevant Period to terminate and, for the avoidance of doubt, any termination of the Relevant Period shall be made in accordance with paragraphs 3.5 and 3.6 of paragraph 3 (Conditional Waivers and Extensions).

4.2	Each Obligor makes the representations and warranties set out in Annex 6 (Representations and Warranties):

(a)	(with the exception of paragraph (e) of Annex 6 (Representations and Warranties)) as of the date of this Letter; and

(b)	(for the avoidance of doubt, including paragraph (e) of Annex 6 (Representations and Warranties)), as of the first day of each calendar month thereafter during the Relevant Period,

in each case by reference to the facts and circumstances then existing.

5.	Co-operation with Due Diligence and Lenders’ Financial Adviser

5.1	The Lenders are authorised to engage FTI Consulting Canada ULC. as a financial adviser in connection with the Transaction to conduct an independent business review including a strategic analysis (but, for the avoidance of doubt, excluding involvement in the running of CEMEX Parent or any member of the Group). The scope of the engagement of such adviser will be as determined from time to time by the Co-ordinators (in consultation with the Committee Banks), subject to consultation with CEMEX Parent. The initial scope of the engagement of the adviser will be sent to CEMEX Parent once it has been agreed. The Lenders may change the financial adviser, any one or more of the accountants or other firms advising them and the Co-ordinators (in consultation with the Committee Banks) may change the scope of their engagement at any time.

5.2	CEMEX Parent shall, and shall ensure that each member of the Group will:

(a)	co-operate and work with such financial adviser that may be appointed under sub-paragraph 5.1 above so as to provide them with full access to all information reasonably required to complete their investigation of the financial condition of the Group; and

(b)	co-operate, and procure that its legal advisers co-operate, with any legal advisers appointed by the Lenders so as to provide them with full access to all information (excluding legally privileged information) reasonably required in connection with legal due diligence (including, without limitation, granting access to any data rooms).

6.	Preservation of Rights and Override

Save as expressly referred to in sub paragraph 3.1 of paragraph 3 (Conditional Waivers and Extensions), all terms and conditions of each Existing Facility to which a Lender is a party shall remain in full force and effect and are not modified in any respect by the provisions of this Letter, including paragraph 4 (Undertakings and representations of CEMEX Parent and the Obligors), and each Lender reserves all rights and remedies it may have against any member of the Group except as expressly provided in this Letter. In the event of any inconsistency between the terms of any Relevant Existing Facility and the terms of this Letter (other than paragraphs 11 (Governing Law) and 12 (Jurisdiction)), the terms of this Letter will prevail.

7.	Effect of Agreements in this Letter

7.1	If a Lender is a party to a Relevant Existing Facility in respect of which the Required Lenders have not yet agreed to each of the matters referred to in sub paragraph 3.1 of paragraph 3 (Conditional Waivers and Extensions), then until such time as such Required Lenders do so agree, the provisions of sub paragraph 3.1 of paragraph 3 (Conditional Waivers and Extensions) shall, subject to the other provisions of this Letter, take effect in relation to such Lender under and in respect of such Relevant Existing Facility as:

(a)	an agreement to vote in any deliberations of the creditors under such Relevant Existing Facility, in favour of bringing about the consequences referred to in sub paragraph 3.1 of paragraph 3 (Conditional Waivers and Extensions); and

(b)	an agreement not to act in any way inconsistent with bringing about the consequences referred to in sub paragraph 3.1 of paragraph 3 (Conditional Waivers and Extensions) in respect of such Relevant Existing Facility except as may be required by the terms of such Relevant Existing Facility or as may be necessary to protect or preserve its rights under such Relevant Existing Facility in connection with any action decided upon by the Required Lenders, provided that so long as such Lender acts in accordance with this paragraph 7 (Effect of Agreements in this Letter), such Lender shall have no liability for failing to bring about an effective waiver or extension referred to in sub paragraph 3.1 of paragraph 3 (Conditional Waivers and Extensions) or for failing to prevent lenders generally under such Relevant Existing Facility acting in a manner which is inconsistent with sub paragraph 3.1 of paragraph 3 (Conditional Waivers and Extensions).

7.2	For the avoidance of doubt, nothing in this Letter shall impose on any Lender any obligation to agree to any proposal with respect to Financial Indebtedness owing to it (except for the extensions and waivers pursuant to sub paragraph 3.1of paragraph 3 (Conditional Waivers and Extensions)) under any Existing Facility and nothing in this Letter constitutes a commitment by any Lender to provide financing to any member of the Group.

8.	General

8.1	No amendment or waiver of this Letter shall be effective unless it is made in writing and signed by each party.

8.2	Notwithstanding any other provision of this Letter, no Lender shall be liable for (i) any indirect, special, punitive or consequential damages in connection with its activities related to this Letter (and, in the case of a Lender which is a Co-ordinator, under no circumstances whatsoever will such Lender have any liability under or in respect of this Letter in relation to its activities as a Co-ordinator) or (ii) any action that it takes or the omission of any action by it that results in a Termination Event, unless due to a breach of its obligations under this Letter or the Derivatives Side Letter.

8.3	Each member of the G12 agrees to take reasonable steps to ensure that all of its facilities and amounts maturing during the Relevant Period are included in Annex 3 (Exposures) and will promptly inform the other members of the G12 of any changes to Annex 3 (Exposures) relating to the Exposures of that G12 member.

9.	Acceding Lenders and Acceding Obligors

9.1	At any time, a Financial Creditor of any member of the Group which is not already a party hereto may become party hereto as a Lender by delivery to CEMEX Parent and the Co-ordinators a Lender Accession Letter specifying details of (and designating as an Existing Facility) each facility to which such Financial Creditor is a party and, in the case of any Existing Facility for which an extension pursuant to sub paragraph 3.1(a) of paragraph 3 (Conditional Waivers and Extensions) is to be granted, stating its Exposure thereunder.

9.2	Upon delivery of a Lender Accession Letter in accordance with sub paragraph 9.1 above, the Financial Creditor shall become a Lender hereunder, entitled to all of the rights and benefits expressed in favour of, and subject to all of the agreements made by and obligations expressed to be undertaken by, a Lender in this Letter.

9.3	The Co-ordinators will, as soon as reasonably practicable after the date of a Lender Accession Letter, update the list of Exposures contained in Annex 3 (Exposures) to include the Exposures of the relevant Financial Creditor which has delivered such Lender Accession Letter, and once amended, circulate the same to CEMEX Parent and the Lenders (and such updated form of Annex 3 (Exposures) shall be deemed to replace Annex 3 (Exposures) of this Letter).

9.4	Each of CEMEX Parent and CEMEX España shall use its best endeavours to procure that, as soon as reasonably practicable after:

(a)	the date of this Letter, each Subsidiary Obligor; and

(b)	the date of any Lender Accession Letter which refers to an Existing Facility in respect of which a member of the Group which is not an Obligor is a borrower or guarantor, such member of the Group,

shall, in each case, become a party to this Letter (and, if such Obligor is a CEMEX Derivatives Party (as defined in the Derivatives Side Letter), the Derivatives Side Letter) as an Acceding Obligor upon delivery to the Lenders of an Obligor Accession Letter together with supporting corporate authorities (including board resolutions or equivalent, powers of attorney (if relevant) and copies of constitutional documents (unless such documents have previously been provided to the Co-ordinators in relation hereto)).

10.	Fees

10.1	In consideration of the agreements given by the Lenders in this Letter, CEMEX Parent and CEMEX España shall pay to each Lender the following fees at the times set out below:

(a)	a fee of 0.75% on the amount of its Extended Payment, which shall be payable on the date at which the provisions of sub paragraph 3.1 of paragraph 3 (Conditional Waivers and Extensions) become effective in accordance with sub paragraph 3.2 of that paragraph (or to the extent such Extended Payment relates to a Relevant Existing Facility that consists of one or more derivatives transactions, the later of such date and the date of close out of all such derivatives transactions);

(b)	a fee which shall be payable on each of 24 April 2009 and 24 May 2009 (or to the extent such Extended Payment relates to a Relevant Existing Facility that consists of one or more derivatives transactions, the later of such date and the date of close out of all such derivatives transactions) in an amount of 0.25% on the amount of its Extended Payment (provided that the Relevant Period has not been terminated prior to such date); and

(c)	a fee of 0.50% on the amount of its Extended Payment, which shall be payable on 24 June 2009 (provided that the Relevant Period has not been terminated prior to such date).

10.2	The fees referred to in sub-paragraph 10.1 above shall be payable in immediately available, freely transferable, cleared funds to such accounts as the Lenders may advise and in full, without any set-off, deduction or withholding of any kind.

11.	Governing Law

This Letter and any non-contractual obligations arising out of or in connection with it is governed by English law.

12.	Jurisdiction

12.1	The courts of England have non exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter (including a dispute regarding the existence, validity or termination of this Letter) or any non-contractual obligations arising out of or in connection with this Letter (a “Dispute”).

12.2	The Obligors agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary, and each such Obligor waives any right to which it may be entitled on account of place of residence or domicile.

12.3	This paragraph 12 is for the benefit of the Lenders only. As a result, no Lender shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law or regulation, the Lenders may take concurrent proceedings in any number of jurisdictions.

12.4	Each of the parties to this Letter hereby irrevocably waives any and all right to trial by jury in any suit, action or proceeding or counterclaim arising out of or relating to any of the transactions contemplated by this Letter or the actions of any Lender in the negotiation, administration, performance or enforcement thereof.

12.5	Without prejudice to any other mode of service allowed under any relevant law or regulation, each of the Obligors:

(a)	shall irrevocably appoint CEMEX UK at its registered address being, as at the date of this Letter, CEMEX House, Coldharbour Lane, Thorpe, Egham, Surrey TW20 8TD and with fax number (+44) 01932 568933, Attn: The Secretary (the “Process Agent”) as its agent for service of process in relation to any proceedings before the English courts in connection with this Letter and shall procure that the Process Agent confirms its acceptance of that appointment in writing on or before the date of this Letter; and

(b)	agrees that failure by the Process Agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

13.	Counterparts

This Letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Letter.

Please sign below in agreement of this Letter.

Yours faithfully,

Australia and New Zealand Banking

Group Limited

By:	/s/ John W. Wade
John W. Wade
Deputy General Manager Head of Operations and Infrastructure

Banco Bilbao Vizcaya Argentaria, S.A.

By:	/s/ Lionel de [illegible]
Lionel de [illegible]

By:	/s/ Jose Garcia [illegible]
Jose Garcia [illegible]

BBVA Bancomer, S.A. Institución de Banca Múltiple Grupo Financiero BBVA Bancomer

By:	/s/ Alejandro [illegible]
Alejandro [illegible]
[illegible]

By:	/s/ Jorge Ricardo Cano
Jorge Ricardo Cano
[illegible]

Banco Bilbao Vizcaya Argentaria, S.A., New York Branch

By:	/s/ [illegible]
[illegible]
Assistant Vice-President
International Corporate Banking

By:	/s/ Rodolfo Hare
Rodolfo Hare
Vice-President
Global Corporate Banking

Banco Santander, S.A.

By:	/s/ [illegible]
Juan [illegible]
Attorney-in-fact

Bank of America, Sucursal en España

By:	/s/ Vicente [illegible]
Vicente [illegible]

Bank of America, N.A.

By:	/s/ Gustavo Muñiz
Gustavo Muñiz
Senior Vice President

Barclays Bank PLC, Sucursal en España

By:	/s/ Cindy Gargano
Cindy Gargano
Managing Director

BNP Paribas

By:	/s/ [illegible]
[illegible]

By:	/s/ [illegible]
[illegible]

Calyon

By:	/s/ Pierre [illegible]
Pierre [illegible]
Managing Director

By:	/s/ Richard Teitelbaum
Richard Teitelbaum
Director

Citibank International plc, Sucursal en España

By:	/s/ Kim W. [illegible]

Citibank, N.A. New York

By:	/s/ Flavio [illegible]
Flavio [illegible], MD

HSBC Bank plc

By:	/s/ [illegible]

HSBC Bank plc, Sucursal en España

By:	/s/ Mark Hall
Mark Hall

HSBC México, S.A., Institución de Banca Múltiple, Grupo Financiero HSBC

By:	/s/ Kenneth F. Kryzda
Kenneth F. Kryzda

HSBC México, S.A., Institución de Banca Multiple, Grupo Financiero HSBC, acting through its Grand Cayman Branch

By:	/s/ Kenneth F. Kryzda
Kenneth F. Kryzda

ING Bank N.V. (on behalf of itself and its subsidiaries)

By:	/s/ M.P.W. Van Klink
M.P.W. Van Klink

By:	/s/ H. Werger
H. Werger

ING Bank (México), SA, Institución de Banca Multiple

By:	/s/ Miguel Estrada [illegible]
Miguel Estrada [illegible]
Attorney-in-fact

By:	/s/ José Carassó [illegible]
José Carassó [illegible]
Director

ING Belgium S.A., Sucursal en España

By:	/s/ Monica Martinez
Monica Martinez

By:	/s/ [illegible]
[illegible]

JPMORGAN CHASE BANK, N.A.

By:	/s/ William A. Austin
William A. Austin
Executive Director

The Royal Bank of Scotland plc

By:	/s/ [illegible]

ABN Amro Bank N.V.

By:	/s/ Luis Moreno
Luis Moreno

By:	/s/ Hernan Lopez [illegible]
Hernan Lopez [illegible]

Lloyds TSB Bank plc

By:	/s/ A.P. [ ]artley
A.P. [ ]artley
Senior Manager

Banco Español de Crédito, S.A.

By:	/s/ [illegible] Gonzalez [illegible]
[illegible] Gonzalez [illegible]

By:	/s/ [illegible] Alcubilla Gil
[illegible] Alcubilla Gil

Fortis Bank N.V.

By:	/s/ Miguel Otero
Miguel Otero

By:	/s/ Jose Sarasola
Jose Sarasola

Instituto de Credito Oficial

By:	/s/ Antonio Bandres
Antonio Bandres
Head of International Finance

WestLB AG

By:	/s/ Raul Calvo Tudela
Raul Calvo Tudela

By:	/s/ Berto Nuvoloni
Berto Nuvoloni

Scotiabank Europe plc

By:	/s/ Mark Sparrow
Mark Sparrow
Director

The Bank of Tokyo-Mitsubishi UJF, Ltd., Sucursal en España

By:	/s/ Naoshi Miyajima
Naoshi Miyajima
General Manager

The Bank of Tokyo-Mitsubishi UFJ, Ltd., Mexico City Representative Office on behalf of the Bank of Tokyo-Mitsubishi UFJ, Ltd., Sucursal en España

Bayerische Landesbank Girozentrale

By:	/s/ Nikolai von Mengden
Nikolai von Mengden
Senior Vice President

By:	/s/ Gina Hoey
Gina Hoey
Vice President

Deutsche Bank Luxembourg S.A.

By:	/s/ [illegible]

Unicredit S.p.A. - Madrid Branch

By:	/s/ M. Campana
M. Campana
Director General

By:	/s/ [illegible] Pozzolo
[illegible] Pozzolo
Subdirector

The Governor and Company of the Bank of Ireland

By:	/s/ Kevin [illegible]
Kevin [illegible]

By:	/s/ Cora Phelan
Cora Phelan
Manager

Intesa Sanpaolo S.p.A.

By:	/s/ MarcoSilvio Pizzi
MarcoSilvio Pizzi
General Manager

Caja de Ahorros y Monte de Piedad de Madrid

By:	/s/ Sergio Grasso
Sergio Grasso
Capital Markets

By:	/s/ Gema Gamez
Gema Gamez
Capital Markets

Credit Agricole d’Ile de France

By:	/s/ Agnés Prebet
Agnés Prebet
Directeur de Secteur

Dresdner Bank AG

By:	/s/ Brian Smith
Brian Smith
Managing Director

By:	/s/ Thomas [illegible]
Thomas [illegible]
Managing Director

Société Générale

By:	/s/ [illegible]

Caja de Ahorros de Galicia

By:	/s/ Arturo Bermúdez
Arturo Bermúdez

IKB Deutsche Industriebank AG, Sucursal en España

By:	/s/ Favier Miló Olcina
Favier Miló Olcina

Caja de Ahorros de Asturias

By:	/s/ Baltasar Suárez Llorente
Baltasar Suárez Llorente

BRED Banque Populaire

By:	/s/ Christian Schellino
Christian Schellino
Directeur des Engagements

Centrobanca S.P.A.

By:	/s/ [illegible]
[illegible]
[illegible]

Accepted and agreed:

CEMEX, S.A.B. de C.V.

For itself and on behalf of each

Subsidiary Obligor

By:	/s/ [illegible]

By:	/s/ [illegible]

Accepted and agreed:

CEMEX España, S.A.

For itself and on behalf of each

Subsidiary Obligor

By:	/s/ [illegible]

By:	/s/ [illegible]

ANNEX 1

SUBSIDIARY OBLIGORS

New Sunward Holding B.V.

Riverstate Building, Amsteldijk 166, 1079 LH Amsterdam, The Netherlands

CEMEX Corp

840 Gessner Suite 1400, Houston, TX 77024, USA

CEMEX France Services (Gie)

2 rue du Verseau, SILIC 423, 94150 Rungis CEDEX, France

CEMEX Australia Holdings Pty Ltd.

Tower B, Level 8, 799 Pacific Highway, Chatswood NSW 2067, Australia

CEMEX Australia Pty Ltd

Tower B, Level 8, 799 Pacific Highway, Chatswood NSW 2067, Australia

Empresas Tolteca de México, S.A. de C.V.

Avenida Ricardo Margain Zozaya 325, Colonia Valle Del Campestre, San Pedro Garza Garcia, Nuevo Leon, 66265 Mexico

CEMEX México, S.A. de C.V.

Avenida Ricardo Margain Zozaya 325, Colonia Valle Del Campestre, San Pedro Garza Garcia, Nuevo Leon, 66265 Mexico

CEMEX, Inc.

840 Gessner Suite 1400, Houston, TX 77024, USA

CEMEX Concretos, S.A. de C.V.

Avenida Ricardo Margain Zozaya 325, Colonia Valle Del Campestre, San Pedro Garza Garcia, Nuevo Leon, 66265 Mexico

CEMEX Materials, LLC

840 Gessner Suite 1400, Houston, TX 77024, USA

Escazu Investments

Suite 6201, 62 Forum Lane, Camana Bay,

P.O. Box 30239, Grand Cayman KY1-1201, Cayman Islands

Centro Distribuidor de Cemento, S.A. de C.V.

Avenida Ricardo Margain Zozaya 325, Colonia Valle Del Campestre, San Pedro Garza Garcia, Nuevo Leon, 66265 Mexico

ANNEX 2

DEFINITIONS AND INTERPRETATION

1.	DEFINITIONS

In this Letter:

“Acceding Obligor” means a company which becomes an Obligor in accordance with sub paragraph 9.4 of paragraph 9 (Acceding Lenders and Acceding Obligors).

“Agreed Discussions” means any discussions entered into by any member of the Group with respect to Financial Indebtedness owing to one or more of its creditors, of which the Lenders are notified, such notification to include (to the extent not prohibited by law, regulation or the rules of any recognised stock exchange), in reasonable detail, the nature of the indebtedness concerned and any proposal made by any member of the Group to creditors thereunder including:

(a)	the amount of Financial Indebtedness affected and its maturity;

(b)	any Security for such Financial Indebtedness;

(c)	the identity of the creditors in respect of such Financial Indebtedness; and

(d)	where available, an overview of any firm proposals in respect of such Financial Indebtedness and timing for their implementation, including the manner in which such proposals will affect each of items (a) to (c) above.

“Bridge Liquidity Facility” means the secured bridge facility agreement dated 20 March 2009 between Cemex España, S.A. as borrower, Banco Bilbao Vizcaya Argentaria, S.A. as lender and agent and Banco Santander, S.A. as lender for an amount of USD 200,000,000 and an additional uncommitted amount of USD 100,000,000, raised to the status of public deed before the Notary of Madrid, Mr. Antonio Pérez Coca.

“Committee Banks” means the Committee Banks as defined in the Co-ordinator Letters.

“Co-ordinators” means Banco Bilbao Vizcaya Argentaria, S.A., Banco Santander, S.A., Citigroup Global Markets Limited, HSBC Bank plc and The Royal Bank of Scotland plc.

“Co-ordinator Letters” means the appointment letter entered into on or about the date of this Letter between CEMEX Parent, Cemex España, the Co-ordinators and the Committee Banks and the fee letter entered into on or about the date of this Letter between CEMEX Parent, Cemex España, the Co-ordinators and the Committee Banks.

“Cross Default” means, in respect of an Existing Facility, any Default (and for the avoidance of doubt, including in respect of derivatives transactions, any occurrence of any credit event, event of default or any additional termination event or similar event howsoever described) which would arise in respect of any member of the Group under such Existing Facility as a result of:

(a)	any failure to pay any sums in respect of Financial Indebtedness falling due during the Relevant Period other than under such Existing Facility; or

(b)	a declaration of any sum to be due and payable or any sum otherwise becoming due and payable prior to its specified maturity; or

(c)	the occurrence of an event of default or mandatory prepayment event (however defined) or an event or circumstance which, with the expiry of a grace period or the giving of notice or the determination of materiality or otherwise or any combination of any of the foregoing would be such an event under the provisions of any agreement relating to Financial Indebtedness (other than such Existing Facility) which correspond to the Insolvency Clause, the Material Adverse Change Clause, the Related Representations or the Notification Clause by reason of events or circumstances described in the Presentations.

“Default” means, in respect of an Existing Facility, any event of default (howsoever defined) under such Existing Facility or any other event or circumstance which, with the expiry of a grace period or the giving of notice or the determination of materiality or otherwise or any combination of any of the foregoing would be such an event.

“Derivatives Side Letter” means the letter dated on or about the date of this Letter to CEMEX Parent and CEMEX España from certain members of the G12 and certain of their respective affiliates with respect to derivatives positions (as such letter may be amended from time to time).

“Enforcement Action” means (except to the extent permitted under this Letter):

(a)	the acceleration of any Liabilities or any declaration that any Liabilities are prematurely due and payable or payable on demand;

(b)	the taking of any steps to enforce or require the enforcement of any Security granted by any member of the Group (including the crystallisation of any floating charge forming part of any such Security or the blocking of any cash collateral account which, but for the occurrence of a Default, would not be blocked in accordance with the normal operation of the facility to which such cash collateral account relates);

(c)	the making of any demand against any member of the Group in relation to any guarantee, indemnity or other assurance against loss in respect of any Liabilities or exercising any right to require any member of the Group to acquire any Liability (including exercising any put or call option against any member of the Group for the redemption or purchase of any Liability);

(d)	the exercise of any right of set-off or direct debit against any member of the Group in respect of any Liabilities;

(e)	the suing for, commencing or joining of any legal or arbitration proceedings against any member of the Group to recover any Liabilities;

(f)	the entering into of any composition, assignment or arrangements with any member of the Group in respect of any Liability;

(g)	the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, administrator or similar officer) in relation to the winding up, dissolution, administration or reorganisation prescribed by law of any member of the Group which owes any Liability, or any analogous procedure or step in any jurisdiction.

“Euro/Yen Facilities Agreement” means the €250,000,000 and ¥19,308,000,000 term and revolving facilities agreement originally dated 30 March 2004 (as amended from time to time) and made between, among others, CEMEX España, S.A. as borrower, Banco Bilbao Vizcaya Argentaria, S.A. and Société Générale, S.A. as arrangers and Banco Bilbao Vizcaya Argentaria, S.A. as agent.

“Euro/Yen Lender” means a Lender as defined in the Euro/Yen Facilities Agreement.

“Exempted Payment” means any payment in respect of Financial Indebtedness which does not constitute a Termination Event under sub paragraph 3.4 of paragraph 3 (Conditional Waivers and Extensions).

“Existing Facilities” means each facility set out in Part A and Part B of Annex 3 (Exposures) (as updated from time to time in accordance with the terms of this Letter) to this Letter, which expression includes, in relation to each such facility, any reference to any guarantee or other credit support or Security granted by a member of the Group in respect of such facility.

“Exposure” means in respect of the claims of each Lender under a Relevant Existing Facility, the dollar equivalent of the aggregate amount of the claims of such Lender in respect of principal amounts outstanding under such Relevant Existing Facility calculated as at close of business on the Reference Date (on the assumption that all payments of principal under the Relevant Existing Facility are due and payable on such date) and:

(a)	if a Lender has a contingent liability owed to a third party in relation to a Relevant Existing Facility then the principal amount of such Lender’s claim in respect of principal amounts outstanding under such Relevant Existing Facility shall be the maximum amount for which that Lender is contingently liable; and

(b)

in the case of an overdraft or revolving credit facility or another facility under which amounts remain available to be drawn the amount of the Lender’s claim in respect of principal amounts outstanding shall be the aggregate of the amounts drawn and the amounts still available under such facility, which, in the case of those Existing Facilities where a payment date is extended in accordance with sub paragraph 3.1 of paragraph 3 (Conditional Waivers and Extensions), are stated in Part A of Annex 3 (Exposures) (as updated from time to time in accordance with the terms of this Letter).

“Extended Payment” means, in respect of an Existing Facility, any payment due to a Lender under such Existing Facility, the payment date for which is extended pursuant to sub paragraph 3.1(a) of paragraph 3 (Conditional Waivers and Extensions) provided that in respect of any Existing Facility consisting of one or more derivatives transactions, such amount shall be equal to the net amount, if any, due to a Lender after the close out of all such derivatives transactions or any notes issued in connection therewith under the Derivatives Side Letter (after application of any collateral or margin held by such Lender).

“Financial Creditor” means a creditor in respect of Financial Indebtedness of any member of the Group.

“Financial Indebtedness” means any indebtedness (other than indebtedness incurred between members of the Group) for or in respect of, and without double counting:

(a)	moneys borrowed and debit balances at banks or other financial institutions;

(b)	any acceptance under any acceptance credit or bill discounting facility (or dematerialised equivalent);

(c)	any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease which would (in each case, as applicable), in accordance with international financial reporting standards and interpretations issued by the International Accounting Standards Board and adopted by the European Commission or, in accordance with generally accepted accounting principles or, in accordance with Mexican financial disclosure standards, be treated as a finance or capital lease;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any interest rate or currency swap agreement or any other hedging or derivatives instrument or agreement (and, when calculating the value of such Financial Indebtedness, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of the relevant agreement or instrument, that amount) shall be taken into account);

(g)	any counter-indemnity obligation in respect of a guarantee, bond, standby or documentary letter of credit or any other equivalent instrument issued by a bank or financial institution;

(h)	any hire purchase agreement, conditional sale agreement or lease, where that agreement has been entered into primarily as a method of raising finance or financing the acquisition of an asset;

(i)	any amount raised under any other transaction (including any forward sale or purchase, sale and sale back or sale and leaseback agreement) having the commercial effect of a borrowing; and

(j)	the amount of any liability in respect of any guarantee, indemnity or similar insurance against financial loss given in respect of the obligation of any person.

“G12” means, as at the date of this Letter, Australia and New Zealand Banking Group Limited, Banco Bilbao Vizcaya Argentaria, S.A., Banco Santander, S.A., Bank of America, Barclays Bank PLC, acting through its investment banking division Barclays Capital, BNP Paribas, Calyon, Citibank International plc, Sucursal en España, HSBC Bank plc, ING Bank N.V., J. P. Morgan Chase Bank N.A., Lloyds TSB Bank plc and The Royal Bank of Scotland plc and, after the date of this Letter, the G12 and such other financial institutions as may become members of the G12 (with notice of any such other financial institutions becoming members of the G12 to be sent promptly by the Co-ordinators to CEMEX Parent).

“Group” means CEMEX Parent and each of its Subsidiaries for the time being.

“Holding Company” means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

“Illegality Clause” means, in relation to an Existing Facility, a provision of such Existing Facility which requires mandatory repayment of amounts outstanding thereunder to a Lender as a result of any of the obligations of such Lender under such Existing Facility being unlawful.

“Insolvency Clause” means, in relation to an Existing Facility, a clause of such Existing Facility to the extent that it provides that any of the following events or circumstances (or any substantially equivalent events or circumstances) shall be an event of default in respect of CEMEX Parent or any other relevant member of the Group:

(a)	being unable or admitting inability to pay debts when due by reason of actual or anticipated financial difficulties, announcing its intention to or suspending the making of payments in respect of debt or commencing negotiations with any of its creditors with a view to rescheduling indebtedness or proposing or entering into an arrangement, composition or compromise with, or assignment or proposition for, the benefit of one or more of its creditors;

(b)	the value of the assets of CEMEX Parent, or the assets of any other relevant member of the Group, or the Group as a whole, being less than its liabilities (taking into account contingent and prospective liabilities);

(c)	the declaration by any relevant authority or member of the Group of a moratorium in respect of the indebtedness of CEMEX Parent or any other relevant member of the Group;

(d)	CEMEX Parent or any other relevant member of the Group being deemed insolvent, bankrupt, in concurso mercantil or in any similar legal state of existence howsoever defined as a matter of law in its jurisdiction of incorporation, save to the extent that the same would constitute a Termination Event and provided that, for the avoidance of doubt, a clause of such Existing Facility is not an Insolvency Clause to the extent it provides that failure to make payments due under such Existing Facility is an event of default.

“Insolvency Event” means, in relation to any Obligor or Material Subsidiary:

(a)	any resolution is passed or order or filing is made for its winding-up, dissolution, administration, concurso mercantil, quiebra or reorganisation;

(b)	it assigns its assets for the benefit of its creditors generally or enters into any composition or arrangement with its creditors generally;

(c)	the appointment of any liquidator, receiver, administrator, conciliador, administrative receiver, compulsory manager or other similar officer in respect of it or any of its assets;

(d)	(i) in respect of any Obligor or Material Subsidiary to which the EC Regulation on Insolvency Proceedings 2000 applies, any corporate action, legal proceeding or other formal procedure or step is taken by such Obligor or Material Subsidiary with a view to commencing any “insolvency proceedings” within the meaning of the EC Regulation on Insolvency Proceedings 2000, and/or (ii) any corporate action, legal proceeding or other formal procedure or step is taken which has any of the consequences referred to in paragraphs (a) to (c) above in relation to any Obligor or Material Subsidiary;

(e)	any event occurs in any country or territory in which it is incorporated or carries on business or to the jurisdiction of whose courts it is subject which corresponds in that country or territory with any of the events mentioned in paragraphs (a) to (c) (inclusive) above;

(f)	any action by way of seizure, expropriation, nationalisation, intervention or any other proceeding having similar effect is taken by or on behalf of any governmental, regulatory or other authority or other person in relation to any Obligor or Material Subsidiary or any of its assets (save for assets which, in the reasonable opinion of a Lender, are not material); and

(g)	any event specified in any of sub paragraphs 3.3(a) to 3.3(d) of paragraph 3 (Conditional Waivers and Extensions) occurs,

provided that the solvent liquidation or reorganisation of any Material Subsidiary which is not an Obligor shall not constitute an Insolvency Event so long as any payments or assets distributed as a result of such solvent liquidation or reorganisation are distributed to other members of the Group.

“Lender Accession Letter” means a letter substantially in the form of Annex 7 (Form of Lender Accession Letter”).

“Liabilities” means all present or future, actual or contingent liabilities and obligations at any time of any member of the Group, and whether incurred solely or jointly or in any other capacity in respect of any Financial Indebtedness (other than Exempted Payments).

“Material Adverse Change Clause” means, in relation to an Existing Facility, a clause in such Existing Facility to the extent it provides that the occurrence of any event or circumstance which is a material adverse change, or which has or could have a material adverse effect (howsoever defined and taking into account any determination to be made by any person in relation thereto) (a “Material Adverse Change Event”) on either the Group or any relevant Group member, including, without limitation, a material adverse change in financial condition or a material adverse effect (i) on its or their business, operations, property, condition or prospects or (ii) on its or their ability to comply with any obligations (payment or otherwise) under the Existing Facility shall be an event of default.

“Material Subsidiary” means any Subsidiary of CEMEX Parent which:

(a)	has total assets representing 5% or more of the total consolidated assets of the Group; and/or

(b)	has revenues representing 5% or more of the consolidated turnover of the Group,

(in each case calculated on a consolidated basis and determined by reference to the latest audited financial statements of that Subsidiary (consolidated in the case of a Subsidiary which itself has Subsidiaries) and the latest audited consolidated financial statements of the Group) and any Holding Company of any such Subsidiary (save unless such company is already an Obligor hereunder).

“Notification Clause” means, in relation to an Existing Facility, any requirements that CEMEX Parent or any other member of the Group notify:

(a)	in relation to a syndicated facility, the facility agent, agent or equivalent;

(b)	in relation to a bilateral facility, the lender under that facility; or

(c)	in relation to a derivatives transaction, the counterparty (or counterparties),

of	the occurrence of a Default.

“Obligor” means CEMEX Parent, CEMEX España and any Acceding Obligor.

“Obligor Accession Letter” means a letter substantially in the form of Annex 8 (Form of Acceding Obligor Accession Letter”).

“Participating Member State” means any member state of the European Communities that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

“Presentation” means each of the presentations by CEMEX Parent to certain of its creditors at meetings in Madrid on 12 and 13 March 2009 as subsequently made available to Lenders in written form via a website (including, for the avoidance of doubt, written information given by CEMEX Parent or CEMEX España to the Co-ordinators (including via the legal advisers to the Co-ordinators)).

“Reference Date” means 24 March 2009.

“Related Representation” means, in relation to an Existing Facility, any representations given prior to or during the Relevant Period by CEMEX Parent and/or any relevant member of the Group under such Existing Facility to the effect that (a) no Default (howsoever defined) has occurred or is continuing, outstanding or subsisting (howsoever described) (i) under such Existing Facility or (ii) as a result of a member of the Group’s failure to make payments in relation to Liabilities, under any material agreement binding upon the relevant member of the Group and/or (b) no Material Adverse Change Event (howsoever defined) has occurred or is continuing, outstanding or subsisting (howsoever described) under such Existing Facility.

“Relevant Existing Facility” means, in relation to a Lender, each Existing Facility to which such Lender is a party (being, for the avoidance of doubt, in respect of any Lender which is not a member of the G12, only those Existing Facilities which are listed in Part A of Annex 3 (Exposures) (as updated from time to time in accordance with the terms of this Letter)).

“Relevant Insolvency Law” means any insolvency, liquidation, concurso mercantil, quiebra, administration, moratorium, reorganisation, rehabilitation and similar laws generally affecting the rights of creditors applicable to a member of the Group, whether provisional, temporary or final and whether voluntary or involuntary.

“Relevant Period” means the period that starts on the Reference Date and ends on the earlier of:

(a)	6 pm Madrid time on 24 June 2009 except that where, on the date of this Letter, any Lender only has credit and other internal approvals to provide the extensions and waivers set out in sub paragraph 3.1 of paragraph 3 (Conditional Waivers and Deferrals) for a period starting on the Reference Date and ending prior to 24 June 2009, and such Lender has not, prior to the end of such lesser period confirmed to the Co-ordinators and CEMEX Parent that it has obtained credit and other internal approvals for a period ending on 24 June 2009, then the Relevant Period for the purposes of this paragraph (a) shall end on the date for which that Lender has obtained credit and other internal approvals (the “End Date”) provided that such Lender shall notify the Co-ordinators and CEMEX Parent of such End Date not less than five days prior to such End Date (with a copy of such notice to be sent by the Co-ordinators to the Lenders);

(b)	the date on which an agreement or agreements with respect to the restructuring of the Existing Facilities and facilities and financial accommodation provided by other financial creditors of the Group becomes effective; and

(c)	the termination of the Relevant Period pursuant to sub paragraph 3.5 (or, with respect only to the relevant Terminating Lender and any relevant Further Terminating Lender, pursuant to sub-paragraph 3.6) of paragraph 3 (Conditional Waivers and Extensions).

“Required Lenders” means, in relation to any decision to be made under an Existing Facility by some or all lenders or counterparties (as the case may be) (a) in the case of a syndicated facility the relevant threshold of lenders required in respect of the relevant decision as determined pursuant to the terms of such Existing Facility, (b) in the case of a bilateral facility, the Lender under such bilateral facility and (c) in the case of a derivatives transaction, the counterparty or counterparties under such derivatives transaction.

“RMC Facilities Agreement” means the US$2,300,000,000 revolving credit facilities agreement originally dated 24 September 2004 (as amended and/or restated from time to time) between CEMEX España as borrower, Banco Bilbao Vizcaya Argentaria, S.A., Banco Santander, S.A., Calyon Corporate and Investment Bank and Citigroup Global Markets Limited as arrangers and joint book runners, Citibank International plc as agent and the financial institutions named therein as lenders.

“RMC Lender” means a Lender as defined in the RMC Facilities Agreement.

“Security” means a mortgage, charge, pledge, lien, assignment or other security interest securing any payment obligation of any person or any other agreement or arrangement having a similar effect.

“Soft Facility” means an Existing Facility to the extent that it provides for the issuance of documentary credits (including letters of credit), or performance, advance payment or other similar bonds, bank guarantees, stand by letters of credit or similar instruments.

“Subsidiary” means in relation to any company or corporation, a company or corporation:

(a)	which is controlled, directly or indirectly, by the first mentioned company or corporation;

(b)	more than half the issued share capital of which is beneficially owned, directly or indirectly by the first mentioned company or corporation; or

(c)	which is a Subsidiary of another Subsidiary of the first mentioned company or corporation,

and for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

“Subsidiary Obligors” means each company named in Annex 1 (Subsidiary Obligors).

“Waiver Limit” means, in respect of an Existing Facility, the aggregate amount of a Lender’s Exposure or, as the case may be, the Lenders’ Exposures, under that Existing Facility as at close of business on the Reference Date.

2.	CONSTRUCTION

2.1	Any reference in this Letter to:

(a)	any “Lender” shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(b)	an agreement shall be construed as a reference to that agreement as amended, novated, supplemented or restated from time to time;

(c)	“assets” includes present and future properties, revenues and rights of every description;

(d)	a “person” includes any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) or two or more of the foregoing;

(e)	a provision of law is a reference to that provision as amended or re-enacted;

(f)	“$”, “USD”, “US dollars” or “dollars” denotes the lawful currency of the United States of America, “€”, “EUR” and “euro” means the single currency unit of the Participating Member States, and “¥”, “JPY” and “yen” denotes the lawful currency of Japan; and

(g)	the singular shall include the plural and vice versa.

2.2	Paragraph and Annex headings are for ease of reference only.

2.3	A person who is not a party to this Letter has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Letter.

ANNEX 3

EXPOSURES

Exchange Rate	EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
BANK OF AMERICA NA, SUCURSAL EN ESPANA	US$ 2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	17,976,618	17,976,618

BANK OF AMERICA NA	Several Stand By Letters of Credit issued by Bank of America, N.A.	USD	8,720,117	8,720,117

BANK OF AMERICA, NA	Net amount of closed out derivatives* *Derivatives: IRS (ISDA Master Agreement dated: August 17th, 1998) IRS (EUR) (ISDA Master Agreement dated: August 17th, 1998) CAP (ISDA Master Agreement dated: August 17th, 1998) CAP (EUR) (ISDA Master Agreement dated: August 17th, 1998) FLOOR (ISDA Master Agreement dated: August 17th, 1998) CCS (ISDA Master Agreement dated: August 17th, 1998) FX DSP (ISDA Master Agreement dated: August 17th, 1998)	USD	4,093,054	4,093,054

Part B

Lender	Facility/Derivative	Currency
BANK OF AMERICA NA, SUCURSAL EN ESPANA	US$6,000,000,000 (originally US$9,000,000,000) Acquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

BANK OF AMERICA NA	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	USD

BANK OF AMERICA, NA	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

BANK OF AMERICA, N.A.

BANK OF AMERICA, N.A. - San Fran Branch	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

Exchange Rate	JPY	98,43

	GBP	1,431

	EUR	1,274

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
The Royal Bank of Scotland plc	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	50,750,000	50,750,000

The Royal Bank of Scotland plc	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	1,918,243,896	19,488,407

Part B

Lender	Facility/Derivative	Currency
THE ROYAL BANK OF SCOTLAND	U$$6,000,000,000 (originally U$$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	GBP

THE ROYAL BANK OF SCOTLAND PLC	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	USD

THE ROYAL BANK OF SCOTLAND PLC	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

THE ROYAL BANK OF SCOTLAND PLC	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

The Royal Bank of Scotland PLC	US$1,050,000,000 Senior Unsecured Dutch Loan “A & 8” Agreement dated 2 June, 2008	USD

National Westminster Bank plc	Multi Line Facility	USD

Derivatives:

The Royal Bank of Scotland PLC	IRS (EUR) (ISDA Master Agreement dated: April 22nd, 2005)	EUR

The Royal Bank of Scotland PLC	IRS (JPY) (ISDA Master Agreement dated: April 22nd, 2005)	JPY

The Royal Bank of Scotland PLC	CAP (ISDA Master Agreement dated: April 22nd, 2005)	USD

The Royal Bank of Scotland PLC	CAP (EUR) (ISDA Master Agreement dated: April 22nd, 2005)	EUR

The Royal Bank of Scotland PLC	FLOOR (ISDA Master Agreement dated: April 22nd, 2005)	USD

The Royal Bank of Scotland PLC	CCS (ISDA Master Agreement dated: April 22nd, 2005)	USD

The Royal Bank of Scotland PLC	FX-FWD (ISDA Master Agreement dated: April 22nd, 2005)	USD

The Royal Bank of Scotland PLC	FX DSP (ISDA Master Agreement dated: April 22nd, 2005)	USD

Exchange Rate	JPY	98,43

	EUR	1,274

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
BNP Paribas	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	58,250,000	58,250,000

BNP Paribas	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	1,918,243,896	1,918,243,896

BNP Paribas	US$37,500,000 Loan Facility Agreement BNP Paribas (Sydney Branch) dated 1 October, 2007	USD	37,500,000	37,500,000

BNP Paribas	Cash management lines	EUR	21,930,000	21,930,000

Part B

Lender	Facility/Derivative	Currency
BNP Paribas	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

BNP Paribas	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	EUR

BNP Paribas	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

BNP Paribas	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

BNP Paribas	US$700,000,000 syndicated facility, guarantees by CEMEX, CEMEX Mexico, Empresas Tolteca	USD

BNP Paribas	EPS (Quarry Bonds)	EUR

BNP Paribas	Util Ligne Glob EPS	EUR

Derivatives:

BNP Paribas	COMMODITIES-FWD (1SDA Master Agreement dated: October 8th 2001)	EUR

BNP Paribas	IRS (ISDA Master Agreement dated: October 8th, 2001)	USD

BNP Paribas	IRS (EUR) (ISDA Master Agreement dated: October 8th, 2001)	EUR

BNP Paribas	IRS (JPY) (1SDA Master Agreement dated: October 8th, 2001)	JPY

BNP Paribas	CAP (ISDA Master Agreement dated: October 8th, 2001)	USD

BNP Paribas	CAP (EUR) (ISDA Master Agreement dated: October 8th, 2001)	EUR

BNP Paribas	FLOOR (ISDA Master Agreement dated: October 8th, 2001)	USD

BNP Paribas	FX-FWD (ISDA Master Agreement dated: October 8th, 2001)	USD

Exchange Rate	JPY	98.43

	EUR	1.2744

	MXN	15.26

	AED	3.6732

	EGP	5.5973

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
HSBC BANK PLC, MADRID	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	45,750,000	45,750,000

HSBC BANK PLC, MADRID	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	1,918,243,896	19,488,407

Part B

Lender	Facility/Derivative	Currency
HSBC BANK PLC, SUCURSAL EN ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

HSBC BANK, PLC SUCURSAL EN ESPAÑA	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	EUR

HSBC SECURITIES (USA) INC., HSBC MEXICO S.A. INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	MXN

HSBC MEXICO SA INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

HSBC BANK PLC - Madrid Branch	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

HSBC México, S.A., Institución de Banca Multiple, Grupo Financiero HSBC, acting through its Grand Cayman Branch	US$1,050,000,000 Senior Unsecured Dutch Loan “A & B” Agreement dated 2 June, 2008	USD

HSBC México, S.A., Institución de Banca Multiple, Grupo Financiero HSBC	Factoring (Cadenas Productivas)	MXN

HSBC México, S.A., Institución de Banca Multiple, Grupo Financiero HSBC	Overdraft (CEMEX Mexico)	MXN

HSBC MEXICO SA INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC	Overdraft (Empresas Tolteca)	MXN

HSBC MEXICO SA INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC	Overdraft (Petrocemex)	MXN

HSBC Bank plc	Asset Finance Leasing (CEMEX UK)	GBP

HSBC Bank plc	Debtors financing (CEMEX UK)	GBP

HSBC Bank plc	Credit cards (CEMEX UK)	GBP

HSBC Argentina	Leasing (Neoris Consulting)	ARS

HSBC BANK EGYPT S.A.E	Guarantee Line (Assuit Cement)	EGP

HSBC BANK EGYPT S.A.E	Overdraft (Assuit Cement)	EGP

HSBC BANK EGYPT S.A.E	Credit cards(Assuit Cement)	EGP

HSBC BANK EGYPT S.A.E	Overdraft (Cemex Ready Mix)	EGP

HSBC BANK EGYPT S.A.E	Guarantee (Cemex Ready Mix)	EGP

HSBC Bank Middle East Limited	Suppliers credit (RMC Topmix)	AED

HSBC Bank Middle East Limited	Overdraft (RMC Topmix)	AED

HSBC Bank Middle East Limited	Guarantees (RMC Topmix/Falcon/Supermix)	AED

HSBC Bank Middle East Limited	Trade line (RMC Topmix)	AED

HSBC Bank Middle East Limited	Credit cards (RMC Topmix)	AED

HSBC Bank Middle East Limited	FEX Line (RMC Topmix)	AED

HSBC Panama	Credit Cards (CEMEX Caribe)	USD

HSBC Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero HSBC	CCS (ISDA Master Agreement dated: January 28th, 2005)	USD

HSBC Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero HSBC	FX-FWD (ISDA Master Agreement dated: January 28th, 2005)	USD

HSBC Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero HSBC	FX DSP (ISDA Master Agreement dated: January 28th, 2005)	USD

HSBC Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero HSBC	IRS (JPY) (ISDA Master Agreement dated: January 28th, 2005)	JPY

HSBC Bank, USA, National Association	CAP (ISDA Master Agreement dated: February 2nd, 2005)	USD

HSBC Bank, USA, National Association	FLOOR (ISDA Master Agreement dated: February 2nd, 2005)	USD

HSBC Bank, USA, National Association	CCS (ISDA Master Agreement dated: February 2nd, 2005)	USD

HSBC Bank, USA, National Association	FX-FWD (ISDA Master Agreement dated: February 2nd, 2005)	USD

HSBC Bank, USA, National Association	IRS (ISDA Master Agreement dated: February 2nd, 2005)	EUR

HSBC Bank, USA, National Association	CAP (ISDA Master Agreement dated: February 2nd, 2005)	EUR

HSBC Bank, USA, National Association	CCS Perpetual Debentures ISDA Master Agreement May 3rd, 2007	EUR

HSBC Bank, USA, National Association	IRS (JPY) (ISDA Master Agreement dated: October 8th, 2001) (ISDA Master Agreement dated: February 2nd, 2005)	JPY

Exchange Rate	JPY	98.43

	EUR	1.2744

	MXN	15.26

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
Banco Santander S.A.	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	59,154,817	59,154,817

Banco Santander S.A.	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	1,918,243,896	19,488,407

Part B

Lender	Facility/Derivative	Currency
BANCO SANTANDER, S.A.	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

BANCO SANTANDER S.A.	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	EUR

BANCO SANTANDER S.A.	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	USD

SANTANDER OVERSEAS BANK INC	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	MXN

SANTANDER INVESTMENTS SECURITIES INC,	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	USD

BANCO SANTANDER CENTRAL HISPANO S.A. NEW YORK BRANCH	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

BANCO SANTANDER CENTRAL HISPANO, SA NEW YORK BRANCH	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

Banco Santander S.A.	US$1,050,000,000 Senior Unsecured Dutch Loan “A & B” Agreement dated 2 June, 2008	USD

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	TRADE LINE HOLDING	MXN

Banco Santander S.A.	Renting	EUR

Banco Santander S.A.	Guarantees	EUR

Banco Santander S.A.	Confirming	EUR

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	Leasing	MXN

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	Confirming	MXN

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	Corporate Bonds	MXN

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	Corporate Loan	MXN

Banco Santander Colombia	Working Capital Facilities	COP

Banco Santander Rio	Working Capital Facilities	AR$

BANCO SANTANDER, S.A.	Several Stand By Letters of Credit issued by Banco Santander, S.A.	USD

	Derivatives:
	Transaction N°	Transaction	Transaction Date
Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	9313571	Caps/Floors	8/21/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974942	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974943	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974944	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974945	EQD OTC Options	6/6/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974948	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974949	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974951	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974953	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974956	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974965	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10975124	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10975176	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	9802032	Equity Forwards	10/13/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	9802069	Equity Forwards	10/13/2008	USD

Exchange Rate	JPY	98.43

	EUR	1.2744

	MXN	15.26

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
Banco Santander S.A.	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	59,154,817	59,154,817

Banco Santander S.A.	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	1,918,243,896	19,488,407

Part B

Lender	Facility/Derivative	Currency
BANCO SANTANDER, S.A.	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

BANCO SANTANDER S.A.	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	EUR

BANCO SANTANDER S.A.	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	USD

SANTANDER OVERSEAS BANK INC	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	MXN

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	MXN

SANTANDER INVESTMENTS SECURITIES INC,	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	USD

BANCO SANTANDER CENTRAL HISPANO S.A. NEW YORK	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

BANCO SANTANDER CENTRAL HISPANO, SA NEW YORK BRANCH	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

Banco Santander S.A.	US$1,050,000,000 Senior Unsecured Dutch Loan “A & B” Agreement dated 2 June, 2008	USD

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	TRADE LINE HOLDING	MXN

Banco Santander S.A.	Renting	EUR

Banco Santander S.A.	Guarantees	EUR

Banco Santander S.A.	Confirming	EUR

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	Leasing	MXN

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	Confirming	MXN

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	Corporate Bonds	MXN

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	Corporate Loan	MXN

Banco Santander Colombia	Working Capital Facilities	COP

Banco Santander Rio	Working Capital Facilities	AR$

BANCO SANTANDER, S.A.	Several Stand By Letters of Credit issued by Banco Santander, S.A.	USD

	Derivatives:
	Transaction N°	Transaction	Transaction Date	Currency
Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	931571	Caps/floors	8/21/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974942	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974943	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974944	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974945	EQD OTC Options	6/6/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974948	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974949	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974951	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974953	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974956	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974965	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10975124	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10975176	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	9802032	Equity Forwards	10/13/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	9802069	Equity Forwards	10/13/2008	USD

Exchange Rate	JPY	98.43

	EUR	1.2744

	MXN	15.26

	COP	2555.89

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
Banco Bilbao Vizcaya Argentaría, S.A.	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	90,585,129	90,585,129

Banco Bilbao Vizcaya Argentaría, S.A.	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	2,920,782,887	2,920,782,887

Part B

Lender	Facility/Derivative	Currency
BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	EUR

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	EUR

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

BBVA BANCOMER, S.A., INSTITUCION DE BANCA MULTIPLE GRUPO FINANCIERO BBVA BANCOMER	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	MXN

BBVA BANCOMER, S.A., INSTITUCION DE BANCA MULTIPLE GRUPO FINANCIERO BBVA BANCOMER	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	USD

BBVA BANCOMER, S.A., INSTITUCION DE BANCA MULTIPLE GRUPO FINANCIERO BBVA-BANCOMER	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

BANCO BILBAO VIZCAYA ARGENTARIA S.A.	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

BANCO BILBAO VIZCAYA ARGENTARIA PUERTO RICO	US$30,000,000 CEMEX de Puerto Rico, Inc. Credit Agreement dated 31 August, 2005	USD

BBVA FACTORING E.F.C., S.A.	Contrato de Confirming del 14 de Enero del 2000 (EUR 30,000,000)	EUR

BBVA FACTORING E.F.C., S.A.	Contrato de Factoring (EUR 20,000,000)	EUR

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	Gestion de Cartera (EUR 8,000,000)	EUR

BBVA Colombia S.A.	COP20,000,000,000 CEMEX Colombia S.A. Pagaré al 16 Mayo, 2007	COP

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	Stand By Letters of Credit and Bank Guarantee issued by Banco Bilbao Vizcaya Argentaria, S.A. (EUR 15,000,000)	EUR

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH	US$500,000,000 Pez Loan with CEMEX,S.A.B. de C.V. dated 25 June 2008, as further amended	USD

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH	Stand By Letters of Credit (US$57,024,753)	USD

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer	IRS (ISDA Master Agreement dated: March 15th 2006)	USD

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer	IRS (EUR) (ISDA Master Agreement dated: March 15th 2006)	EUR

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer	IRS (JPY) (ISDA Master Agreement dated: March 15th 2006)	JPY

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer	CAP( ISDA Master Agreement dated: March 15th 2006)	USD

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer	CAP (EUR) (ISDA Master Agreement dated: March 15th 2006)	EUR

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer	FLOOR (ISDA Master Agreement dated: March 15th 2006)	USD

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer	CCS (ISDA Master Agreement dated: March 15th 2006)	USD

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer	FX-FWD (ISDA Master Agreement dated: March 15th 2006)	USD

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer	EQUITY (Confirmation between CEDICE and BBVA Bancomer, S.A. dated March 13, 2009)	USD

Exchange Rate

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
BARCLAYS BANK PLC, MIAMI	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	38,549,118	38,549,118

Part B

Lender	Facility/Derivative	Currency
BARCLAYS BANK PLC	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

BARCLAYS BANK PLC	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

Barclays Bank PLC	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

BARCLAYS BANK PLC	Environmental Bond issued by Barclays Bank PLC (with CEMEX UK Operations Limited as the borrower)	USD

Barclays Bank PLC	CAP (ISDA Master Agreement dated: December 9th, 2002)	USD

Barclays Bank PLC	CCS Perpetual Debentures (ISDA Master Agreement dated February 6th, 2007)	USD

Barclays Bank PLC	FX DSP (ISDA Master Agreement dated: December 9th, 2002)	USD

Exchange Rate

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
JPMORGAN CHASE BANK N.A., SUCURSAL EN ESPAÑA	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	50,750,000	50,750,000

Part B

Lender	Facility/Derivative	Currency
JPMORGAN CHASE BANK N.A., SUCURSAL EN ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

JPMORGAN CHASE BANK, N.A.	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

JPMORGAN CHASE BANK, N.A.	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

JPMORGAN CHASE BANK, N.A.	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

JPMORGAN CHASE BANK, N.A.	$20,000,000 promissory note due April 17, 2009 (cash collateral to be applied) representing closed out derivatives	USD

JPMORGAN CHASE BANK, N.A.	$45,000,000 promissory note due April 17, 2009 (no collateral) representing closed out derivates	USD

JPMORGAN CHASE BANK, N.A.	Various lines of credit	USD

JPMORGAN CHASE BANK, N.A.	US$80,000,000 bilateral agreement with Cemex Materials maturing April 1, 2011	USD

JPMORGAN CHASE BANK, N.A.	US$90,000,000 bilateral agreement with Cemex Materials maturing February 28, 2011	USD

JPMORGAN CHASE BANK, N.A.	$65,000,000 SBLC	USD

JPMORGAN CHASE BANK, N.A.	Several other Stand By Letters of Credit	USD

JPMORGAN CHASE BANK, N.A.	CCS Perpetual Debentures (c5) ISDA Master Agreement dated December 11th , 2006	USD

JPMORGAN CHASE BANK, N.A.	CCS Perpetual Debentures (c10) ISDA Master Agreement dated December 11th , 2006	USD

Exchange Rate	JPY	98.43

	MXN	15.26

	EUR	1.2744

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CITIBANK NA, NEW YORK	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	45,585,129	45,585,129

CITIBANK NA, NEW YORK	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	865,709,523	8,795,180

Part B

Lender	Facility/Derivative	Currency
CITIBANK INTERNATIONAL PLC, SUCURSAL EN ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

CITIBANK, N.A. NASSAU BAHAMAS BRANCH	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

CITIBANK (BANAMEX USA)	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	MXN

CITIBANK, N.A. NASSAU BAHAMAS BRANCH, CITIGROUP GLOBAL MARKETS INC	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	USD

CITIBANK N.A. NASSAU, BAHAMAS BRANCH	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

Citibank N.A., Nassau Bahamas Branch	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

Citibank, N.A.	Several Bank Guarantees issued by Citibank	USD

Derivatives:
Citigroup Global Markets Inc as agent for Citibank, N.A.	EQ (ISDA Master Agreement dated: April 23rd, 2008)	USD

Citibank, N.A. NEW YORK	IRS (ISDA Master Agreement dated: July 3rd, 2002)	USD

Citibank, N.A. NEW YORK	CAP (ISDA Master Agreement dated: July 3rd, 2002)	USD

Citibank, N.A. NEW YORK	FLOOR (ISDA Master Agreement dated: July 3rd, 2002)	USD

Citibank, N.A. NEW YORK	CCS (ISDA Master Agreement dated: July 3rd, 2002)	USD

Citibank, N.A. NEW YORK	FX-FWD (ISDA Master Agreement dated: July 3rd, 2002)	USD

Citibank, N.A. NEW YORK	IRS (ISDA Master Agreement dated: July 3rd, 2002)	JPY

Exchange Rate	JPY	98.43

	EUR	1.2744

	GBP	1.4314

	PLN	3.655

	MXN	15.26

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
ING Belgium SA, Sucursal en España	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	29,700,458	29,700,458

ING Belgium SA, Sucursal en España	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	1,918,243,896	19,488,407

ING Bank (México, S.A., Institución de Banca Multiple)	MXN 447,202,272.50 Promissory Note maturing on 17 April 2009 from CEMEX, S.A.B. de C.V.	MXN	447,202,273

Part B

Lender	Facility/Derivative	Currency
ING BELGIUM S.A. SUCURSAL EN ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

ING BELGIUM S.A. SUCURSAL EN ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	EUR

ING BANK N.V.	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

ING BANK, N.V. (ACTING THROUGH ITS CURACAO BRANCH)	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

ING Bank NV-Willemstad Branch	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

ING Bank, N.V., acting through its Curacao Branch	US$1,050,000,000 Senior Unsecured Dutch Loan “A & B” Agreement dated 2 June, 2008	USD

ING Lease Flet Fianance LTD	Financing Leases	GBP

ING Bank Slaski S.A.	Facility Agreement	PLN

ING Bank, N.V.	Several Bank Guarantees issued by ING Bank	PLN

Exchange Rate	EUR	1.2744

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CALYON NEW YORK BRANCH	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	59,154,817	59,154,817

Part B

Lender	Facility/Derivative	Currency
CALYON	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

CALYON SUCURSAL EN ESPAÑA	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

CALYON NEW YORK BRANCH	US$700,000,000 Term and Revolving Facilities dated 27 June, 2005	USD

Caisse Régionale de Crédit Agricole Mutuel du Gard	BANK LOAN	EUR

CALYON NEW YORK BRANCH	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

CALYON	IRS (ISDA Master Agreement dated: December 8th, 2006)	USD

CALYON	CAP (ISDA Master Agreement dated: December 8th, 2006)	EUR

Exchange Rate	EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
DEUTSCHE BANK LUXEMBOURG S.A.	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	11,104,669	11,104,669

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
SCOTIABANK EUROPE, PLC, LONDON	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	24,141,450	24,141,450

Part B

Lender	Facility/Derivative	Currency

Exchange Rate	JPY	98.43

	EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$))
FORTIS BANK, MADRID	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	64,000,000	64,000,000

FORTIS BANK, MADRID	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	591,307,500	6,007,391

Part B

Lender	Facility/Derivative	Currency

Exchange Rate	EUR	1.2744

	GBP	1.4314

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
LLOYDS TSB BANK, PLC	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	28,645,956	28,645,956

Part B

Lender	Facility/Derivative	Currency
LLOYDS TSB BANK, PLC	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

LLOYDS TSB BANK PLC	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

LLOYDS TSB BANK PLC, SUCURSAL EN ESPAÑA	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	EUR

LLOYDS TSB BANK PLC	Asset Finance Lesing (CEMEX UK)	GBP

LLOYDS TSB BANK PLC	Asset Finance Lesing (CEMEX France)	EUR

LLOYDS TSB COMMERCIAL FINANCE LTD	Supplier Finance (CEMEX UK)	GBP

Exchange Rate	USD	98.43

	EUR	1.2774

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
SOCIETE GENERALE, NEW YORK	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	10,000,000	10,000,000

SOCIETE GENERALE, NEW YORK	Euro 250,000,000 and JPY 19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	2,368,202,341	24,059,762

Part B

Lender	Facility/Derivative	Currency
SOCIETE GENERALE

SOCIETE GENERALE

SOCIETE GENERALE

SOCIETE GENERALE SA

SOCIETE GENERALE SA

Societe Generale Equipment Finance Sp. z o.o

Societe Generale – Splitska banka d.d.

SOCIETE GENERALE

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
BANK OF TOKYO-MITSUBISHI UFG LTD.; SUCURSAL EN ESPAÑA	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	11,100,000	11,100,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate	EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
INTESA SAN PAOLO SPA	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	19,445,000	19,445,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
INSTITUTO DE CREDITO OFICIAL	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	62,500,000	62,500,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate	MXN	15.26

	EUR	1.2744

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
WEST LB AG, SUCURSAL EN ESPAÑA	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	50,750,000	50,750,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate	EUR	1.2744

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CAJA MADRID	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	13,572,500	13,572,500

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)

Part B

Lender	Facility/Derivative	Currency
ABN AMRO Bank N.V.	FX-FWD (ISDA Master Agreement dated May 14th, 2008)	USD

Exchange Rate	JPY	98.43

	EUR	1.2744

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
’BANCO ESPAÑOL DE CRÉDITO, S.A. MADRID- Banesto	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	50,750,000	50,750,000

’BANCO ESPAÑOL DE CRÉDITO, S.A. MADRID- Banesto	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	2,970,778,269	30,181,634

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CAJA DE AHORROS DE GALICIA	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	5,000,000	5,000,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CAISSE REGIONALE DE CREDIT AGRICOLE MUTUEL DE PARIS ET D’ILE-DE-FRANCE	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	20,000,000	20,000,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

TOTAL EXPOSURE DEFERRED	USD	165,700,000.00

	AUD	37,083,869.33

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender
Australia and New Zealand Banking Group Limited	US$150,000,000 Loan Facility Agreement from Australia and New Zealand Banking Group Limited dated 19 March, 2009	USD	150,000,000.00

Australia and New Zealand Banking Group Limited	Standby Letter of Credit for the account of CEMEX, Inc. / CEMEX Materials LLC	USD	1,750,000.00

Australia and New Zealand Banking Group Limited	Standby Letter of Credit for the account of CEMEX, Inc. / CEMEX Materials LLC	USD	13,950,000.00	USD	165,700,000.00

Australia and New Zealand Banking Group Limited	AUS$4,000,000 Credit Cards Limit to Cemex Australia Pty Limited (AUS$515,832.22 outstanding as of March 19, 2009)	AUD	515,832.22

			Outstanding as of March 19, 2009

Australia and New Zealand Banking Group Limited	AUS$36,570,000.00 Indemnity Guarantee facilities (for performance, workmen’s comp, and financial guarantees) to Cemex Australia Pty Limited and Rinker Group Pty LTd (AUS$35,818,037.11 and AUS$750,000.00 outstanding)	AUD	36,568,037.11	AUD	37,083,869.33

			Outstanding as of March 19, 2009

Part B

Lender	Facility/Derivative	Currency	Exposure Original CCY

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
BAYERISCHE LANDESBANK	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	22,209,338	22,209,338

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CENTROBANCA - BANCA DE CREDITO	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	25,000,000	25,000,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	20,000,000	20,000,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate	EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
BRED BANQUE POPULAIRE	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	17,500,000	17,500,000

Part B

Lender	Facility/Derivative	Currency

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CAJA DE AHORROS DE ASTURIAS	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	8,100,000	8,100,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
DRESDNER BANK AG	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	10,000,000	10,000,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
IKB International S.A.	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	9,975,000	9,975,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate	EUR	1.2744

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
UNICREDIT S.P.A.	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	20,000,000	20,000,000

Part B

Lender	Facility/Derivative	Currency

ANNEX 4

CONDITIONS PRECEDENT

(a)	Receipt by the Co-ordinators of supporting corporate authorities (including board resolutions or equivalent, powers of attorney and copies of constitutional documents) in relation to the execution of this Letter by CEMEX Parent and CEMEX España.

(b)	Execution of the Co-ordinator Letters by CEMEX Parent and CEMEX España and each of the Co-ordinators and payment of any fees due thereunder (including, without limitation, legal fees).

(c)	Execution of this Letter by each of the G12 and each RMC Lender (or such of the same as the G12 may determine in their absolute discretion).

ANNEX 5

TERMINATION EVENTS

(a)	An Insolvency Event occurs in relation to CEMEX Parent or any Obligor.

(b)	There is any breach of any of the terms of this Letter, the Derivatives Side Letter or of any term of the Co-ordinators Letters by CEMEX Parent or any Obligor or CEMEX Parent fails to procure compliance by each member of the Group with the terms of this Letter, of the Derivatives Side Letter or of the Co-ordinators Letters as if such member of the Group were a party thereto.

(c)	Any Financial Creditor makes a demand for, accepts payment or discharge of or declares any Financial Indebtedness (or any other off balance sheet liabilities in the nature of Financial Indebtedness) of any member of the Group due and payable prior to its maturity or makes election for the application of, or applies, funds in the accounts of any member of the Group towards discharge of any Liabilities under any Financial Indebtedness (whether by way of payment or set off or otherwise) except for:

(i)	a repayment of principal to a Financial Creditor pursuant to the operation of a provision which requires mandatory repayment of amounts outstanding thereunder to such Financial Creditor as a result of any of the obligations of such Financial Creditor under any Financial Indebtedness being unlawful;

(ii)	a repayment or discharge in the normal course of operating any overdraft facility (including any overdraft facilities or promissory note created upon crystallisation of any Soft Facility) or allowing a rollover of any revolving facility;

(iii)	payment of any amount which has matured or otherwise fallen due under a Soft Facility or any public debt instrument denominated in Mexican pesos;

(iv)	payments from any other creditor under the same facility pursuant to any pro rata sharing provisions contained therein;

(v)	the following scheduled payments (expressed as amounts converted into US dollars by CEMEX Parent with a conversion date of 4 March 2009):

(1)	a payment in an amount of US$ equivalent 14,426 to Kreissparkasse Herzogtum Lauenburg falling due on 30 March 2009;

(2)	a payment in an amount of US$ equivalent 127,371 to Dragan Majetić, Croatia falling due on 31 March 2009;

(3)	a payment in an amount of US$ equivalent 4,000,000 to Banco de Oro Universal Bank, the Philippines, falling due on 20 April 2009;

(4)	a payment in an amount of US$ equivalent 4,000,000 to Banco de Oro Universal Bank, the Philippines, falling due on 20 April 2009;

(5)	a payment in an amount of US$ equivalent 5,868,797 to Banco de Occidente, falling due on 21 April 2009;

(6)	a payment in an amount of US$ equivalent 4,049,470 to Banco de Crédito Colombia, falling due on 27 April 2009;

(7)	a payment in an amount of US$ equivalent 5,868,797 to Banco Occidente, S.A., Colombia, falling due on 27 April 2009;

(8)	a payment in an amount of US$ equivalent 4,049,470 to Banco de Crédito, Colombia, falling due on 28 April 2009;

(9)	a payment in an amount of US$ equivalent 9,781,329 to Banco de Bogotá, S.A., Colombia, falling due on 6 May 2009;

(10)	a payment in an amount of US$ equivalent 43,908 to Banque Populaire Lorraine Champagne, falling due on 6 May 2009;

(11)	a payment in an amount of US$ equivalent 1,264,400 to Banco León, Dominican Republic, falling due on 12 May 2009;

(12)	a payment in an amount of US$ equivalent 2,809,778 to Banco León, Dominican Republic, falling due on 13 May 2009;

(13)	a payment in an amount of US$ equivalent 2,809,778 to Banco León, Dominican Republic, falling due on 14 May 2009;

(14)	a payment in an amount of US$ equivalent 4,214,667 to Banco Popular, Dominican Republic, falling due on 15 May 2009;

(15)	a payment in an amount of US$ equivalent 4,214,667 to Banco Popular, Dominican Republic, falling due on 15 May 2009; and

(16)	a payment in an amount of US$8,000,000 to Banco de América Central, Guatemala, falling due on 1 June 2009;

(vi)	other than with respect to a Lender under a Relevant Existing Facility, any payment not permitted by the preceding paragraphs in an amount which does not exceed US$15,000,000 in respect of any individual facility or transaction arising in the ordinary course of day to day operational activities;

(vii)	any net balance resulting from the close-out of derivative transactions in accordance with their terms where settlement of such net balance is deferred in accordance with sub paragraph 3.1(a) of paragraph 3 (Conditional Waivers and Extensions);

(viii)	prior to any agreement relating to the treatment of the securitisation programmes of the Group (and it is the intention of CEMEX Parent, the Co-ordinators and the relevant Lenders associated with such programmes to commence discussions with respect to the treatment of such programmes as soon as appropriate), the making of any payments by a member of the Group pursuant to the following securitisation programmes:

(1)	the securitisation programme having a maturity date of 31 May 2009 and maximum funding amount of EUR 160,000,000, in respect of receivables, made pursuant to a transfer agreement (as amended, restated, supplemented or otherwise modified from time to time) by and among Cemex France Finance SAS, RMC France SAS and ING Belgium S.A. Succursale en France and pursuant to the related documents executed in connection therewith and with a guarantee provided by Cemex España;

(2)	the securitisation programme in respect of receivables and certain related assets pursuant to an amended and restated receivables assignment agreement dated as of 9 May 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time) by and among CEMEX España and certain of its Spanish Subsidiaries, and Compass Traderec V L.L.C., and WestLB AG;

(3)	the securitisation programme in respect of receivables and certain related assets pursuant to a loan agreement dated as of 9 January 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time) by and among HSBC Mexico, S.A., Institución de Banca Múltiple, Grupo Financiero HSBC, División Fiduciaria not in its individual capacity, but solely as trustee and for the account of the MTY-2008 Receivables Trust under the MTY-2008 Receivables Trust Agreement, CEMEX MEXICO, S.A. DE C.V., and WLB Funding, S.A. de C.V., SOFOM, E.N.R;

(4)	the securitisation programme in respect of receivables and certain related assets pursuant to an amended and restated receivables purchase agreement dated as of 20 March 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time) by and among GROL Enterprises, LLC, CEMEX, Inc., as servicer, JPMorgan Chase Bank, N.A., as agent, and the financial institutions, conduit purchasers and managing agents party thereto, and pursuant to the related documents executed in connection therewith; and

(ix)	payment in respect of the one year US$1,750,000 standby letter of credit for workmen’s compensation due 1 April 2009 issued by Australia and New Zealand Banking Group Limited under which such issuer sent a notice of termination to the beneficiary on 2 March 2009, provided that the maximum aggregate amount of all payments of Financial Indebtedness under sub paragraph (v) shall not exceed US$50,000,000 during the Relevant Period, and further provided that CEMEX Parent shall notify the Co-ordinators if it or any member of the Group makes any repayment of Financial Indebtedness prior to its stated maturity (other than payments referred to in sub paragraphs (i) to (ix)) (with a copy of such notice to be sent by the Co-ordinators to the Lenders).

In any event, CEMEX Parent shall notify the Co-ordinators if it or any member of the Group makes any payment of principal at its stated maturity (other than payments referred to in sub paragraphs (i) to (ix) and as permitted under any Liquidity Facilities) (with a copy of such notice to be sent by the Co-ordinators to the Lenders).

(d)	Any Lender takes any action to reduce a Waiver Limit, declare a default or cancel any Relevant Existing Facility or any guarantee or indemnity in favour of a third party or make any alterations to the terms of any Relevant Existing Facility or this Letter (other than (i) as necessary to incorporate waivers and amendments requested in this Letter, (ii) cancellations by Lenders of undrawn commitments under Existing Facilities above the Waiver Limit, or (iii) a reduction of the time period for which a Financial Creditor’s exposure is open under any committed trade lines).

(e)	Any Lender increases the margin or pricing terms of any Relevant Existing Facility other than in accordance with the terms of such Relevant Existing Facility as in effect on the Reference Date (except for (i) the charging of interest at a rate not exceeding 4.00% per annum over cost of funds (as determined by the relevant Lender, acting reasonably) on the amount of any net balance resulting from any close out of derivatives transactions or collateral agreements or any notes issued in connection therewith or (ii) the charging of interest (to be paid in monthly instalments) at a rate not exceeding 4.00% per annum over cost of funds (as determined by the relevant Lender, acting reasonably) on a Converted Amount (as defined below) where upon maturity or a crystallisation of a liability owing to a Lender under a Soft Facility, the Lender converts the unpaid amount (a “Converted Amount”) into an overdraft facility or promissory note payable on demand at any time after the Relevant Period).

(f)	Any Lender charges, in respect of a Relevant Existing Facility, interest at a default rate as defined in that Relevant Existing Facility or any analogous rate on any principal amount under any Relevant Existing Facility (provided that no Lender shall be prohibited from receiving default interest to the extent other creditors under that Relevant Existing Facility are receiving such amounts).

(g)

Any Lender takes any steps to enforce or make demand under any guarantee, Security or other right of recourse held by it (including but not limited to making a demand for cash cover or blocking any existing cash collateral account or applying any funds standing to the credit of any accounts over which it has a right of direct debit) in each case whether from a member of the Group or a third party other than an export credit agency, credit insurer, risk sub-participant, or other entity providing credit support in its professional capacity and which entity will not, as a result, have or acquire rights of recourse against the Group which are not regulated by this Letter or otherwise takes any Enforcement Action in each case in respect of any Relevant Existing Facility except (i) as required by law, or (ii) the making of a demand, serving notice of non-renewal or serving notice of default under a Soft Facility or a facility for the issuance of documentary credits (including letters of credit) when a liability under that Soft Facility matures to the extent necessary and for the purpose of crystallising or preserving that liability.

(h)	Any Lender takes any steps in connection with any Relevant Existing Facility to wind up or appoint a receiver, administrative receiver or administrator over, or commence any other insolvency related proceedings (or analogous proceedings in any other jurisdiction) against any member of the Group or against any assets of any member of the Group.

(i)	Any Lender seeks or takes any new Security, cash cover, guarantee or indemnity in connection with any Relevant Existing Facility (including, without limitation, pursuant to a credit support agreement).

(j)	Any Lender exercises any right of appropriation, set-off or combination of accounts to reduce outstandings permanently under any Relevant Existing Facility (except to the extent required by law, and except for the netting, set off or consolidation of balances as between accounts of one or more members of the Group with a Lender pursuant to netting, set off, auto transfer or other cash pooling type arrangements between the relevant Group members and that Lender).

(k)	Any member of the Group declares, makes or pays any cash dividend, charge, fee or other cash distribution on or in respect of its share capital (or any class of its share capital) to a person who is not a member of the Group other than (i) any such dividend, fee, charge or other cash distribution made to a minority shareholder of a member of the Group at the same time as an amount being paid to a member of the Group or (ii) any amount or distribution which is an interest payment on Financial Indebtedness but, for accounting purposes, is treated as a dividend.

(l)	CEMEX Parent or any member of the Group makes any Unnecessary Capital Expenditure during the Relevant Period (for the purposes of this paragraph (l), where “Unnecessary Capital Expenditure” means any non-maintenance capital expenditure proposed by CEMEX Parent or a member of the Group for payment during the Relevant Period that FTI Consulting Canada ULC., in conducting its review as referred to in sub paragraph 5.1 of paragraph 5 (Co-operation with Due Diligence and Lenders’ Financial Adviser), deems to be unnecessary during, or deferrable until after, the Relevant Period) provided that, for the avoidance of doubt, the following amounts of capital expenditure may not be deemed by FTI Consulting Canada ULC. to be unnecessary or deferrable:

(a)	amounts of capital expenditure approved by the board of CEMEX Parent or any member of the Group prior to the date of this Letter (for payment during the period from the date of this Letter until April 30, 2009); and

(b)	amounts of capital expenditure which CEMEX Parent or any member of the Group is legally committed to make as a result of commitments incurred, undertaken or entered into prior to the date of this Letter.

(m)	Any Lender notifies the Co-ordinators and CEMEX Parent that it reasonably believes that an event or circumstance has occurred which is materially prejudicial to its interest relative to other creditors of the Group (such Lender, a “Terminating Lender”) (with a copy of such notice to be sent by the Co-ordinators to the Lenders).

Notwithstanding any provision to the contrary in this Letter, none of the following shall constitute a Termination Event:

(i)	the granting of the Bridge Liquidity Facility or any other liquidity facilities to members of the Group (together, the “Liquidity Facilities”) (and CEMEX Parent shall notify the Co-ordinators if any Liquidity Facilities are granted to it or other members of the Group during the Relevant Period (with a copy of such notice to be sent by the Co-ordinators to the Lenders));

(ii)	any repayment or prepayment of principal or any payment of interest in respect of any Liquidity Facility;

(iii)	the granting of any Security in relation to a Liquidity Facility;

(iv)	any action taken in relation to derivatives positions which is explicitly required under or explicitly permitted by the Derivatives Side Letter; or

(v)	the payment of interest or fees falling due in respect of any Financial Indebtedness.

ANNEX 6

REPRESENTATIONS AND WARRANTIES

(a)	It has the power to enter into, perform and deliver and has taken all necessary action to authorise its entry into, performance and delivery of this Letter and (if such Obligor is a party thereto) the Derivatives Side Letter.

(b)	The execution by it of this Letter and (if a party thereto) the Derivatives Side Letter and the exercise of its rights and the performance of its obligations under this Letter and (if a party thereto) the Derivatives Side Letter:

(i)	do not constitute and will not result in any breach of applicable law, any agreement to which it is party or any of its constitutive documents; and

(ii)	will not result in the existence of or oblige it to create any Security over any of its assets.

(c)	No corporate action, legal proceeding or other procedure or step has been taken against any member of the Group in relation to:

(i)	its winding up, dissolution, concurso mercantil, quiebra, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or similar arrangement); or

(ii)	the appointment of a liquidator, receiver, administrator, conciliador, administrative receiver, compulsory manager or similar officer in respect of any member of the Group or any of its assets; or

(iii)	any analogous procedure or step in any jurisdiction.

(d)	To the best of its knowledge and belief having made all due enquiries, after giving effect to the extensions and waivers granted in sub paragraph 3.1 of paragraph 3 (Conditional Extensions and Waivers), no Termination Event had occurred prior to the date of this Letter.

(e)	To the best of its knowledge and belief having made all due enquiries, after giving effect to the extensions and waivers granted in sub paragraph 3.1 of paragraph 3 (Conditional Extensions and Waivers), no Termination Event has occurred during the Relevant Period.

(f)	Subject to the extensions and waivers granted in sub paragraph 3.1 of paragraph 3 (Conditional Extensions and Waivers), to the best of its knowledge and belief, having made all due enquiries, no Default has occurred under any Existing Facility which is continuing, outstanding or subsisting (howsoever described).

ANNEX 7

FORM OF LENDER ACCESSION LETTER

To:	CEMEX, S.A.B. de C.V. (the “Company”)

The Co-ordinators (as defined in the Letter)

From:	[Name of acceding Lender]

1.	We refer to the Conditional Waiver and Extension Agreement dated [—] 2009 entered into by the Company and certain of its subsidiaries with certain of their creditors (the “Agreement”). Terms defined in the Agreement have the same meaning in this Letter.

2.	We agree to become a Lender for the purposes of the Agreement.

3.	The Appendix to this Lender Accession Letter sets out details of the facilities to which we are party, each of which we wish to designate:

(a)	(if not already so designated) an Existing Facility under the Agreement; and

(b)	with respect to ourselves, a Relevant Existing Facility,

and sets out our Exposure under each such Relevant Existing Facility.

4.	[Subject to the terms of paragraph 3 (Conditional Waivers and Extensions) of the Agreement, we agree, in relation to each Relevant Existing Facility, to temporarily waive, for the Relevant Period, any and all Default under [—].]

[Note that paragraph 4 is for inclusion where waivers are to be given by the Acceding Lender which are not already granted by paragraph 3.1 of the Letter]

Yours faithfully

for and on behalf of
[Acceding Lender]

APPENDIX TO LENDER ACCESSION LETTER

[Details of facilities and exposures to be included]

ANNEX 8

FORM OF ACCEDING OBLIGOR ACCESSION LETTER

To:	The Lenders (as defined in the Agreement)

From:	[Name of Acceding Obligor]

We refer to the Conditional Waiver and Extension Agreement dated [—] 2009 entered into by CEMEX, S.A.B. de C.V. and certain of its subsidiaries with certain of their creditors (the “Agreement”). Terms defined in the Agreement have the same meaning in this letter.

We agree to become an Obligor for the purposes of the Agreement [and the Derivatives Side Letter].

[Note that the inclusion of the Derivatives Side Letter is only relevant if the proposed Obligor should become a party thereto by virtue of it being a CEMEX Derivatives Party (as defined in the Derivatives Side Letter)]

Yours faithfully

for and on behalf of
[Acceding Obligor]

LENDER ACCESSION LETTER

Date:	30 April 2009

To:	CEMEX, S.A.B. de C.V. (the “Company”)

The Co-ordinators (as defined in the Letter)

From:	Standard Chartered Bank

1.	We refer to the Conditional Waiver and Extension Agreement dated 16 April 2009 entered into by the Company and certain of its subsidiaries with certain of their creditors (the “Agreement”). Terms defined in the Agreement have the same meaning in this Letter.

2.	We agree to become a Lender for the purposes of the Agreement.

3.	The Appendix to this Lender Accession Letter sets out details of the facilities to which we are party, each of which we wish to designate:

(a)	(if not already so designated) an Existing Facility under the Agreement; and

(b)	with respect to ourselves, a Relevant Existing Facility,

and sets out our Exposure under each such Relevant Existing Facility.

Yours faithfully

/s/ [illegible]
for and on behalf of
Standard Chartered Bank

APPENDIX

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
STANDARD CHARTERED BANK	Amended and Restated Consolidated Promissory Note dated 24 April 2009	USD	45,329,599.74	45,329,599.74

LENDER ACCESSION LETTER

To:	CEMEX, S.A.B. de C.V. (the “Company”)

The Co-ordinators (as defined in the Letter)

From:	Merrill Lynch International Bank Limited

Dated:	30th April 2009

4.	We refer to the Conditional Waiver and Extension Agreement dated 16 April 2009 entered into by the Company and certain of its subsidiaries with certain of their creditors (the “Agreement”). Terms defined in the Agreement have the same meaning in this Letter.

5.	We agree to become a Lender for the purposes of the Agreement.

6.	The Appendix to this Lender Accession Letter sets out details of the facilities to which we are party, each of which we wish to designate:

(a)	(if not already so designated) an Existing Facility under the Agreement; and

(b)	with respect to ourselves, a Relevant Existing Facility,

and sets out our Exposure under each such Relevant Existing Facility.

Yours faithfully

/s/ Miriam [illegible]
for and on behalf of
Merrill Lynch International Bank Limited

APPENDIX

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
Merrill Lynch International Bank Limited	Net amount after closed out several derivative transactions	USD	34,072,565.81	34,072,565.81

Part B

Lender	Facility/Derivative	Currency

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SIDE LETTER TO THE CONDITIONAL WAIVER AND EXTENSION

AGREEMENT

(1)	CEMEX, S.A.B. de C.V.

Ave. Ricardo Margáin Zozaya # 325

Col. Valle del Campestre

Garza García, N.L. 66265 México

(2)	CEMEX España, S.A.

Hernández de Tejada, 1

28027 Madrid

Spain

April 1, 2009

Ladies and Gentlemen:

We refer to the Conditional Waiver and Extension Agreement (the “CWEA”) dated on or about April 1, 2009 (with effect from March 24, 2009), between CEMEX, S.A.B. de C.V. (“CEMEX Parent”), CEMEX España, S.A. and each of the banks and financial institutions party thereto (the “Lenders”). Each capitalized term that is used but not defined in this letter agreement (this “Agreement”) shall have the meaning assigned to it in the CWEA. The parties hereto hereby agree, with effect from and including March 24, 2009, as follows:

(1) CEMEX Parent shall cause all derivatives positions to which any CEMEX Derivatives Party is a party to be closed out except the Excluded Positions. “CEMEX Derivatives Party” means any party to a derivatives position (1) that is an Obligor, a Subsidiary Obligor or a subsidiary of CEMEX Parent or (2) with respect to which any Obligor, Subsidiary Obligor or subsidiary of CEMEX Parent is a credit support provider; provided that none of C5 Capital (SPV) Limited (“C5”), Swap 5 Capital (SPV) Limited (“Swap 5”), C8 Capital (SPV) Limited (“C8”), Swap 8 Capital (SPV) Limited (“Swap 8”), C10 Capital (SPV) Limited (“C10”), Swap 10 Capital (SPV) Limited (“Swap 10”), C10-EUR Capital (SPV) Limited (“C10-EUR”) or Swap 10 Capital (SPV) Limited (“Swap 10-EUR”) shall be a CEMEX Derivatives Party. “Excluded Position” means each of the positions set forth in Annex 1 hereto. For the avoidance of doubt, none of the extinguishable swaps to which C5, Swap 5, C8, Swap 8, C10, Swap 10, C10-EUR or Swap 10-EUR is a party will be required to be closed out. For the avoidance of doubt, any derivatives positions existing or entered into in the operation of the Group’s ordinary course of business, and not for speculative purposes: (1) with respect to which all parties and credit support providers are members of the Group or (2) which is a Permitted Commodity Contract and any agreement incidental thereto shall not be subject to the provisions of this Agreement. “Permitted Commodity Contract” means any commodity contract or

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agreement with respect to which all parties and credit support providers are not financial institutions. For purposes of this definition “commodity” means raw materials and other inputs used in the Group’s operations, energy, water, electric power, electric power capacity, generation capacity, power, heat rate, congestion, diesel fuel, fuel oil, other petroleum-based liquids, coal, commodity transportation, urea, financial transmission rights, emissions and other environmental credits, allowances or offsets, renewable energy credits, Certified Emission Reductions, European Union Allowances, natural gas, nuclear fuel and waste products or by-products thereof or other such tangible or intangible commodity of similar type or description.

(2) CEMEX Parent will administer the unwinding of all derivatives positions to be closed out and will have 10 business days beginning on and including March 24, 2009 (such period, the “Unwind Period”) to complete the unwinding process.

(3) To the extent the mark-to-market value of the derivatives positions (including any unpaid termination amounts) moves against the applicable CEMEX Derivatives Party, CEMEX Parent shall cause the applicable CEMEX Derivatives Party to continue to post collateral or margin to the applicable counterparty under the terms of the Applicable Contract until all derivatives positions with that counterparty have been closed out. “Applicable Contract” means, with respect to a derivatives position, the agreement governing such derivatives position, as in effect on March 24, 2009, subject to Section 8 of this Agreement.

(4) No Lender party hereto shall be obligated to:

(a)	other than in connection with any Excluded Position, return any collateral or margin to the applicable CEMEX Derivatives Party or

(b)	pay the applicable CEMEX Derivatives Party any termination payments,

in each case until all derivatives positions with that Lender (other than any Excluded Positions) have been closed out.

(5) Before all of a Lender’s derivatives positions with a CEMEX Derivatives Party have been closed out, a Lender may accept a CEMEX Note (as defined below) as satisfaction of any payment obligation of a CEMEX Derivatives Party. Upon close-out of all of a Lender’s derivatives positions with a CEMEX Derivatives Party (other than any Excluded Positions), that Lender will:

(a)

calculate a net balance after netting and/or setting off all termination payments under and CEMEX Notes issued with respect to such closed-out derivatives positions (and if such termination payments or

2

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CEMEX Notes are expressed in different currencies, such Lender will, prior to such netting and/or setting off, convert all payments into a single currency in a commercially reasonable manner), and

(b)	apply any collateral or margin that Lender is holding against the net amounts owing to that Lender,

in each case, in accordance with the terms of the Applicable Contract (as if the Applicable Contract were terminated as a result of a CEMEX Derivatives Party default); provided that a Lender may apply collateral or margin to CEMEX Notes or termination payments due prior to the close-out of all of a Lender’s derivatives positions with a CEMEX Derivatives Party. If after this setting-off, netting and application, the applicable CEMEX Derivatives Party owes that Lender a payment of money, the net amount payable will be deferred in accordance with the CWEA, and the applicable CEMEX Derivatives Party shall pay accrued interest monthly on the amount deferred, which obligation shall be evidenced in one or more CEMEX Notes with an aggregate outstanding principal balance equal to such amount deferred (it being understood that the Lender will cooperate with the applicable CEMEX Derivatives Party to reduce the outstanding balance of or return any CEMEX Note to the extent that the Lender has an excess outstanding principal amount of CEMEX Notes). “CEMEX Note” means a non-negotiable demand promissory note acceptable to the Lender (it being understood that (i) the Lender will extend the payment date for any principal payment in respect of such promissory note in accordance with the terms of the CWEA, (ii) interest shall accrue on such promissory note at the Lender’s cost of funds plus 4.00% and (iii) if the terminated derivatives positions are the subject of any guarantee, such promissory note shall be the subject of an equivalent guarantee (or a guarantee por aval) to be granted by the same guarantor). If after this setting-off, netting and application, the applicable Lender owes a payment of money or a return of collateral or margin to the applicable CEMEX Derivatives Party, then that Lender will make such payment or return to the applicable CEMEX Derivatives Party in accordance with the terms of the Applicable Contract.

(6) Upon close-out of any derivatives position (other than any Excluded Position) between a CEMEX Derivatives Party and a counterparty that is not a Lender, all termination and other payments and deliveries in accordance with the terms of the agreement governing such derivatives position shall be permitted.

(7) With respect to each Excluded Position, margin calls or collateral postings by either party for mark-to-market movements will be permitted as provided in the Applicable Contract. (A) At any time with respect to any Excluded Position and (B) on or prior to the ninth business day after the Reference Date with respect to any other derivatives positions, any making of scheduled payments pursuant to the Applicable Contract will be permitted.

3

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(8) Increases in collateral or margin requirements under any Applicable Contract (including, for the avoidance of doubt, with respect to Excluded Positions) of any CEMEX Derivatives Party as the result of CEMEX Parent ratings downgrades or similar credit-related occurrences will not apply during the Relevant Period.

(9) No collateral or margin shall be posted by any CEMEX Derivatives Party in respect of any derivatives positions entered into by a CEMEX Derivatives Party during the Relevant Period.

(10) CEMEX Parent acknowledges that each Lender is relying on CEMEX Parent’s performance of its obligations set forth in this Agreement. Each Lender that is a party to this Agreement agrees not to deliver any notice pursuant to sub paragraph 3.5 or 3.6 of the CWEA solely as a result of any action taken by CEMEX Parent, any CEMEX Derivatives Party or any Lender that is a Termination Event under the CWEA but is explicitly required under or explicitly permitted by this Agreement.

(11) The provisions of paragraphs 11 and 12 of the CWEA shall apply to this Agreement as if set out in full herein except that (A) references to “this Letter” shall be construed as references to this Agreement and (B) the parties to this Agreement confirm that the appointment of the Process Agent in accordance with the terms of the CWEA will be sufficient for the purposes of this Agreement and that a separate appointment is not required.

(12) No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(13) This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

Yours truly,

4

ABN AMRO Bank N.V.

By:	/s/ Luis Moreno
Name:	Luis Moreno
Title:	Attorney

By:	/s/ Hernan Lopez [illegible]
Name:	Hernan Lopez [illegible]
Title:	Attorney

Australia and New Zealand Banking Group Limited

By:	/s/ John W. Wade
Name:	John W. Wade
Title:	Deputy General Manager
Head of Operations and Infrastructure

Banco Santander, S.A.

By:	/s/ Juan A. [illegible]
Name:	Juan A. [illegible]
Title:	Attorney-in-Fact

Bank of America, N.A.

By:	/s/ Orlando Loera
Name:	Orlando Loera
Title:	Attorney-in-Fact

Barclays Bank PLC

By:	/s/ Mark Manski
Name:	Mark Manski
Title:	Managing Director

BBVA Bancomer S.A., Instituciòn de Banca Mùltiple, Grupo Financiero BBVA Bancomer

By:	/s/ Lorenzo [illegible]
Name:	Lorenzo [illegible]
Title:	Attorney-in-Fact

By:	/s/ Luis Cano
Name:	Luis Cano
Title:	Attorney-in-Fact

BNP Paribas

By:	/s/ Christopher [illegible]
Name:	Christopher [illegible]
Title:	Director

By:	/s/ John Treadwell
Name:	John Treadwell
Title:	Vice President

Calyon, Sucursal en Madrid

By:	/s/ Richard Teitelbaum
Name:	Richard Teitelbaum
Title:	Director

By:	/s/ Alan Sidrane
Name:	Alan Sidrane
Title:	Managing Director

Citibank, N.A.

By:	/s/ Flavio Figueiredo
Name:	Flavio Figueiredo
Title:	Managing Director

HSBC Bank USA, National Association

By:	/s/ Pierre N. McDonnaugh
Name:	Pierre N. McDonnaugh
Title:	Vice President

HSBC México, SA, Institución de Banca Múltiple, Grupo Financiero HSBC

By:	/s/ Carlos Gonzalez [illegible]
Name:	Carlos Gonzalez [illegible]
Title:	Attorney in Fact

ING Bank N.V. (on behalf of itself and its subsidiaries)

By:	/s/ M.P.W. van Klink
Name:	M.P.W. van Klink
Title:	Sr. Manager Credit Restr.

By:	/s/ Pia Gutierrez Ugarte
Name:	Pia Gutierrez Ugarte
Title:	Sr. Account Manager GCR

JPMORGAN CHASE BANK, N.A.

By:	/s/ William A. Austin
Name:	William A. Austin
Title:	Executive Director

Merrill Lynch International Bank Limited

By:	/s/ [illegible]
Name:
Title:

The Royal Bank of Scotland plc

By:	/s/ Pablo Otero
Name:	Pablo Otero
Title:

/s/ Ignacio [illegible]
Attorney

Accepted and agreed:

CEMEX, S.A.B. de C.V.
For itself and on behalf of each
CEMEX Derivatives Party

By:	/s/ [illegible]
Name:
Title:

Accepted and agreed:

CEMEX España, S.A.
For itself and on behalf of each
CEMEX Derivatives Party

By:	/s/ [illegible]
Name:
Title:

ANNEX 1

EXCLUDED POSITIONS1

The following are Excluded Positions:

(a)	the IRT transactions that are governed by the ISDA Master Agreement dated as of February 14, 2003 between Banco Santander S.A., Institución de Banca Múltiple, Grupo Financiero Santander and Centro Distribuidor de Cemento, S.A. de C.V. (References: 6032 – 1000760 and 6032 – 1000761);

(b)	the trust put options that are governed by the ISDA Master Agreement dated as April 23, 2008 between Citigroup Global Markets Inc, as agent for Citibank N.A., and Banco Nacional de Mexico, S. A., Integrante del Grupo Financiero Banamex, División Fiduciaria, acting solely as trustee under Trust No. 111339-7 (Reference: Trust Number 111339-7);

(c)	the Axtel share forward transaction that is governed by a long form Confirmation dated January 22, 2009 between Credit Suisse International and Centro Distribuidor de Cemento S.A. de C.V. (References: External ID: 16059563 – Risk ID: 10008383);

(d)	the Axtel share forward transaction that is governed by a long form Confirmation dated April 1, 2008 between BBVA Bancomer S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer and Centro Distribuidor de Cemento S.A. de C.V. (Reference: EQS- 1428-MX344247);

(e)	the PEZ transactions that are governed by an ISDA Master Agreement dated as of October 12, 2000 between Banco Santander S.A., Institución de Banca Múltiple, Grupo Financiero Santander and Centro Distribuidor de Cemento, S.A. de C.V. (References: 4763217.25 – 4763238.25, 4763415.25 – 4763431.25, 4763342.25 – 4763323.25, 4763271.25 – 4763311.25, 4763438.25 – 4763454.25, 4763375.25 – 4763392.25);

(f)	the interest rate swap governed by a Swap Agreement dated September 24, 2007 between Banco Nacional de México, S.A., Integrante del Grupo Financiero Banamex, División Fiduciaria, not in its individual capacity but acting solely as trustee on behalf of the Trust Number 111014-2 under the Restated Trust Agreement dated as of March 26, 1999, as amended, modified or supplemented from time to time and Cemex, S.A.B. de C.V.;

[1]	G12 to review list of Excluded Positions.

(g)	any forward transactions under the Electricity Sales and Purchase Agreement between Sempra Energy Solutions LLC and RMC Pacific Materials Inc. dated as of October 31, 2007;

(h)	the EU Emissions Allowance transactions that are governed by an ISDA Master Agreement dated as of June 3, 2005, between Morgan Stanley Capital Services Inc. and Cemex S. A. B. de C. V. (References: 118068, 118252, 118704,118698,113274, 113276, 113277, 113278, 113279, 113282, 113283, 113284, 113285, 113286, 113206, 113209, 113210, 113211, 113212, 113213, 113214, 113215, 113216, 113218, 113219, 113220, 113221, 113222, 113223, 113224, 113225, 113226, 113227, 113228); and

(i)	all EU Emissions Allowance transactions under the “Contrato de Swap de CERs por EUAs”, dated September 23, 2008 between Caleras de San Cucao, S. A. and Cemex International Finance Company.